UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Liberty Media Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LIBERTY MEDIA CORPORATION 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5400

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2022 annual meeting of stockholders of Liberty Media Corporation (Liberty Media) to be held at 8:00 a.m., Mountain time, on June 14, 2022. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2022. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Media.
Very truly yours,
Gregory B. Maffei
President and Chief Executive Officer
April 26, 2022
The Notice of Internet Availability of Proxy Materials is first being mailed on or about May 2, 2022, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Media Corporation (Liberty Media). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
June 14, 2022, at 8:00 am MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2022.	5:00 p.m., New York City time, on April 18, 2022
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our board of directors has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGE
1	A proposal (which we refer to as the election of directors proposal) to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class III members of our board until the 2025 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	15
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.	FOR	36
3	A proposal (which we refer to as the incentive plan proposal) to adopt the Liberty Media Corporation 2022 Omnibus Incentive Plan.	FOR	39
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE
Holders of record of our following series of common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A Liberty SiriusXM common stock

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Series B Liberty SiriusXM common stock

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Series A Liberty Braves common stock

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Series B Liberty Braves common stock

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Series A Liberty Formula One common stock

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Series B Liberty Formula One common stock

These holders will vote together as a single class on each proposal.

Holders of record of our following series of common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting:
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Series C Liberty SiriusXM common stock

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Series C Liberty Braves common stock

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Series C Liberty Formula One common stock

A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting. If you have any questions with respect to accessing this list, please contact Liberty Media Investor Relations at (877) 772-1518.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on June 14, 2022: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2021 Annual Report to Stockholders are available at www.proxyvote.com.
By order of the board of directors,
Michael E. Hurelbrink
Assistant Vice President and Secretary
Englewood, Colorado
April 26, 2022
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Potential Payments Upon Termination or Change in Control	75
Benefits Payable Upon Termination or Change in Control	78
Equity Compensation Plan Information	81
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	83
Security Ownership of Certain Beneficial Owners	83
Security Ownership of Management	87
Hedging Disclosure	92
Changes in Control	92
Delinquent Section 16(A) Reports	92
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	93
Exchange Agreement with John C. Malone	93
ANNEX A: LIBERTY MEDIA CORPORATION 2022 OMNIBUS INCENTIVE PLAN	A-1

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?

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2021 Year in Review

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Voting Roadmap on pages 3-4

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Environmental, Social and Governance Highlights on pages 5-7

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Additional information about our board of directors, including a look at our board members’ skills and experience on pages 15-24

ABOUT OUR COMPANY
Liberty Media Corporation owns interests in a high-quality portfolio of assets across the media, communications and entertainment industries. Our interests are attributed to three tracking stocks: the Liberty SiriusXM Group, the Liberty Formula One Group, and the Liberty Braves Group. A tracking stock is a type of common stock that the issuing company intends to reflect or “track” the economic performance of a particular business or “group,” rather than the economic performance of the company as a whole. While the Liberty SiriusXM Group, Liberty Braves Group and Liberty Formula One Group have separate collections of businesses, assets and liabilities attributed to them, no group is a separate legal entity and therefore cannot own assets, issue securities or enter into legally binding agreements. Our three tracking stocks represent the businesses, assets and liabilities attributed to each respective group.

Liberty SiriusXM Group	Liberty Braves Group	Liberty Formula One Group
2021 Year in Review
Liberty SiriusXM Group
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Jennifer Witz assumed role of CEO of Sirius XM Holdings Inc. (Sirius XM) in January 2021

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Sirius XM reached record $8.70 billion revenue, generated $1.31 billion net income and had record $2.77 billion of adjusted EBITDA(1) in 2021

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New vehicle penetration reached 82% as of year-end 2021, with 360L incorporated in over 25% of Sirius XM-equipped vehicles sold in the fourth quarter 2021

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Liberty Media crossed 80% ownership in Sirius XM in November 2021

LIBERTY MEDIA CORPORATION / 1

Proxy Summary
Liberty Braves Group
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Braves claimed first World Series title since 1995 and 4th title in franchise history

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Braves full-year 2021 revenue of $568 million benefited from the return of a full season schedule, capacity crowds and the strength of team performance

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Battery generated $8 million of operating income and a strong $21 million of net operating income(1) in 2021

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Second in MLB average attendance and 2.3 million regular season tickets sold in 2021

Liberty Formula One Group
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Stefano Domenicali assumed role of CEO in January 2021

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Successfully held a record 22 race calendar, including hosting 3 inaugural sprint events

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Average TV audience increased 14% in like-for-like markets, the highest figure since 2013

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Social media followers grew to 49.1 million, up 40% compared to 2020

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Formula 1 leverage of 4.4x as of 12/31/21

(1)
For a definition of Adjusted EBITDA as defined by Sirius XM, as well as a reconciliation of Adjusted EBITDA to net income, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 1, 2022. For a definition of net operating income for the Battery, as well as a reconciliation of net operating income to operating income, see our company’s Current Report on Form 8-K, furnished on February 28, 2022.

Our Defining Attributes
FORWARD-LOOKING We take advantage of the benefits and minimize the risks associated with the digital transition in the industries in which we invest.	NIMBLE We structure our team to allow us to move quickly when opportunities arise, and we can be creative in our deal structures.
FINANCIALLY SOPHISTICATED We have experience in mergers, divestitures, investing, capital deployment, credit analysis and setting capital structures.	LONG-TERM FOCUSED We take a long-term, strategic view in our various operating businesses and are less concerned with short-term bouts of volatility.

STOCKHOLDER CENTRIC
We think like owners and are focused on long-term gains rather than short-term results. The compensation structure of our management team is closely tied to the long-term performance of our stock. Our executive leadership team has a significant portion of its respective net worth tied to Liberty Media.

2 / 2022 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 15)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The board of directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 15-24 for further information.

OUR DIRECTOR NOMINEES
JOHN C. MALONE
Director Since: 2010 Chairman of the Board	Committee(s): Executive

Mr. Malone, as President of Tele-Communications, Inc. (TCI), co-founded Liberty Media’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

ROBERT R. BENNETT
Director Since: 2011 Independent Director	Committee(s): Executive

Mr. Bennett brings to our board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with Qurate Retail, Inc. (Qurate Retail), especially as a past Chief Executive Officer and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

M. IAN G. GILCHRIST
Director Since: 2011 Independent Director	Committee(s): Compensation (Chair), Nominating and Corporate Governance

Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our board significant financial expertise and a unique perspective on our company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

CURRENT BOARD OF DIRECTORS AT A GLANCE

LIBERTY MEDIA CORPORATION / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Majority of our directors are independent

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Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2021

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Exchange agreement with our Chairman

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We believe it is in the best interests of our company and stockholders not to have a single stockholder with control over greater than 50% of our aggregate voting power. See “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy and Human Rights Policy) which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

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Leverages collaborative approach to enhancing ESG practices

Proposal 2: Auditors Ratification Proposal (see page 36)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The board of directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 36-37 for further information.

Proposal 3: Incentive Plan Proposal (see page 39)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The board of directors recommends that you vote FOR this proposal because we believe our future success depends on our ability to attract, motivate and retain high quality officers, employees, independent contractors and directors, and having the ability to provide incentive-based compensation awards is critical to that success. Our compensation philosophy seeks to align the interests of our officers, employees, independent contractors and directors with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. See pages 39-44 for further information.

4 / 2022 PROXY STATEMENT

Proxy Summary
ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
At Liberty Media, we believe that we can have the largest impact, and unlock the greatest value, through a collaborative approach to Environmental, Social and Governance (ESG) issues. This approach reflects an ESG partnership across our company, Qurate Retail, Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) and Liberty Broadband Corporation (Liberty Broadband), as well as with the portfolio of assets within each of these public companies.
In 2021, Liberty Media Corporation enhanced its reporting on key ESG matters, including publishing disclosure aligned with the standards of the Sustainability Accounting Standards Board (SASB). This SASB-aligned disclosure and additional reporting on our ESG efforts are available on our Investor Relations website. In addition, individual companies within our company’s portfolio of assets provide additional reporting on ESG matters that are most relevant to their respective businesses.

This approach to ESG is underpinned by four core values:
EMPOWER AND VALUE OUR PEOPLE	CONTINUOUS PURSUIT OF EXCELLENCE	CREATE OPTIONALITY AND BE NIMBLE	ACT LIKE OWNERS
LIBERTY MEDIA CORPORATION / 5

Proxy Summary
By applying this mindset to ESG, we leverage best practices, share resources, develop priorities and pursue sustainable long-term value creation at the Liberty level and across our portfolio of companies:
Oversight and Support
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Top-down ESG oversight across our portfolio of companies

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Board-level engagement on material ESG issues

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Corporate Responsibility Committee, comprised of nearly 20 leaders from across our company’s departments, handles development and implementation of ESG strategy

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Active investor engagement to understand expectations

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Ongoing monitoring of industries’ ESG best practices

See “Corporate Governance—Board Role in Risk Oversight”

Scale and Synergies
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ESG risk management and opportunity capture

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Annual ESG summits for idea generation and best practice sharing

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Disclosure practices conveyed proactively, portfolio-wide

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ESG policy library as a resource for all companies

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Access to green energy investments and other opportunities

6 / 2022 PROXY STATEMENT

Proxy Summary

Our ESG Pillars:

ENVIRONMENTAL STEWARDSHIP	COMMUNITY COMMITMENT

We recognize climate change and adverse impacts on the natural world are among the most pressing challenges facing humanity today. Environmental sustainability has implications for markets, and our investors. Moreover, how we manage our environmental impact matters to our employees, our customers, our business partners, and our other stakeholders.

We are privileged to operate in many communities, and we take seriously our role as a leader and partner within, and contributor to, these communities.
Through the products and services we provide, our charitable giving and volunteerism, and our broader community relations, we strive to connect with and serve our local communities, for the benefit of our employees, businesses, customers, and neighbors.

TALENT & CULTURE	ETHICS & INTEGRITY

We believe that the ability to engage a dynamic and thoughtful workforce is key to creating value. We nurture a company culture of diversity, equity, and inclusion where everyone can unlock their full potential, both at our company and across our portfolio of businesses. Additionally, our focus on recruitment, development and succession planning, and fair labor practices are key focal points of our human capital strategy.

Our board of directors and leadership team lead with principle and integrity and expect each of our companies to do the same. This means aligning their business strategies with the long-term interests of all their stakeholders, including customers, employees, regulators, and the general public.

LIBERTY MEDIA CORPORATION / 7

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant.
We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of the company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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We review our executives’ base salaries on an annual basis.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

Proxy Statement for Annual Meeting of Stockholders
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2022 Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on June 14, 2022, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2022. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A Liberty SiriusXM common stock, par value $0.01 per share (LSXMA), Series A Liberty Braves common stock, par value $0.01 per share (BATRA), Series A Liberty Formula One common stock, par value $0.01 per share (FWONA), Series B Liberty
8 / 2022 PROXY STATEMENT

Proxy Summary
SiriusXM common stock, par value $0.01 per share (LSXMB), Series B Liberty Braves common stock, par value $0.01 per share (BATRB), and Series B Liberty Formula One common stock, par value $0.01 per share (FWONB). The holders of our Series C Liberty SiriusXM common stock, par value $0.01 per share (LSXMK), Series C Liberty Braves common stock, par value $0.01 per share (BATRK), and Series C Liberty Formula One common stock, par value $0.01 per share (FWONK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LSXMA, LSXMB, LSXMK, BATRA, BATRB, BATRK, FWONA, FWONB and FWONK together as our common stock.
LIBERTY MEDIA CORPORATION / 9

THE ANNUAL MEETING
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the Securities and Exchange Commission’s “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about May 2, 2022. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8415 (outside the United States (303) 562-9273). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 8:00 a.m., Mountain time, on June 14, 2022. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2022. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
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the election of directors proposal, to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class III members of our board until the 2025 annual meeting of stockholders or their earlier resignation or removal;

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the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022; and

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the incentive plan proposal, to adopt the Liberty Media Corporation 2022 Omnibus Incentive Plan.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
10 / 2022 PROXY STATEMENT

THE ANNUAL MEETING
Recommendation of Our Board of Directors

Our board of directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the incentive plan proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB, as recorded in our stock register as of 5:00 p.m., New York City time, on April 18, 2022 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of each of the auditors ratification proposal and the incentive plan proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LSXMA, BATRA and FWONA will have one vote per share, and holders of shares of LSXMB, BATRB and FWONB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of LSXMK, BATRK and FWONK will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 98,994,812 shares of LSXMA, 9,802,232 shares of LSXMB, 10,313,703 shares of BATRA, 981,494 shares of BATRB, 23,973,053 shares of FWONA and 2,445,666 shares of FWONB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 973 and 55 record holders of LSXMA and LSXMB, respectively, 2,700 and 34 record holders of BATRA and BATRB, respectively, and 669 and 52 record holders of FWONA and FWONB, respectively (which
LIBERTY MEDIA CORPORATION / 11

THE ANNUAL MEETING
amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LMC2022. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on June 14, 2022.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the incentive plan proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal and the incentive plan proposal. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LSXMA, BATRA, FWONA, LSXMB, BATRB or FWONB or how to change your vote or revoke your proxy.
12 / 2022 PROXY STATEMENT

THE ANNUAL MEETING
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on June 13, 2022 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, paper proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty Media Investor Relations at (877) 772-1518 or Broadridge at (888) 789-8415 (outside the United States (303) 562-9273).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2022 which will take place on June 14, 2022. Based solely on the date of our 2022 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on January 2, 2023 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2023 (the 2023 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than March 16, 2023 and not later than April 17, 2023 to be considered for presentation at the 2023 annual meeting. We currently anticipate that the 2023 annual meeting will be held during the second quarter of 2023. If the 2023 annual meeting takes place more than 30 days before or 30 days after June 14, 2023 (the anniversary of the 2022 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2023 annual meeting is communicated to stockholders or public disclosure of the date of the 2023 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2023 annual meeting. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than Liberty Media nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than April 17, 2023.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
LIBERTY MEDIA CORPORATION / 13

THE ANNUAL MEETING
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertymedia.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2021 (the 2021 Form 10-K), which was filed on February 25, 2022 with the Securities and Exchange Commission (SEC), or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (877) 772-1518, and we will provide you with the 2021 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
14 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist to continue serving as Class III members of our board until the 2025 annual meeting of stockholders or their earlier resignation or removal.
Our board of directors currently consists of nine directors, divided among three classes. Our Class III directors, whose term will expire at the 2022 annual meeting, are John C. Malone, Robert R. Bennett and M. Ian G. Gilchrist. These directors are nominated for election to our board to continue serving as Class III directors, and we have been informed that Messrs. Malone, Bennett and Gilchrist are each willing to continue serving as a director of our company. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2025. Our Class I directors, whose term will expire at the annual meeting of stockholders in the year 2023, are Derek Chang, Evan D. Malone and Larry E. Romrell. Our Class II directors, whose term will expire at the annual meeting of stockholders in the year 2024, are Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the three nominees for election as directors at the annual meeting and the six directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. For additional information on our board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Malone, Bennett and Gilchrist, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire board of directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect each of Messrs. Malone, Bennett and Gilchrist as a Class III member of our board of directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

LIBERTY MEDIA CORPORATION / 15

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Board Directorships(1)
Class III directors who will stand for election this year
JOHN C. MALONE (BOARD CHAIRMAN)	2010(2)	M				2
ROBERT R. BENNETT	2011	M				2
M. IAN G. GILCHRIST	2011		C	M		—
Class I directors who will stand for election in 2023
DEREK CHANG	2021			C	M	—
EVAN D. MALONE	2011					—
LARRY E. ROMRELL	2011		M		M	1
Class II directors who will stand for election in 2024
BRIAN M. DEEVY	2015				C	—
GREGORY B. MAFFEI	2007(2)	M				1
ANDREA L. WONG	2011		M	M		2

(1)
Does not include service on special purpose acquisition companies that have not yet completed an initial business combination or service on the board of directors of Qurate Retail, Inc., Liberty Broadband Corporation, Liberty TripAdvisor Holdings, Inc., Liberty Media Acquisition Corporation, Sirius XM Holdings Inc., Tripadvisor, Inc., Charter Communications, Inc. or Live Nation Entertainment, Inc. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

(2)
Messrs. Malone and Maffei served as directors of a predecessor corporation prior to the September 2011 split-off of our company’s predecessor from Liberty Interactive Corporation.

C = Chairperson	M = Member	= Independent

16 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE

ENTERTAINMENT, MEDIA & SPORT
100%
TELECOMMUNICATIONS
67%
OPERATIONS AND MANAGEMENT
67%
STRATEGIC OVERSIGHT
100%
SUSTAINABILITY
100%
RISK MANAGEMENT
89%
ACCOUNTING & FINANCE
78%
EXECUTIVE LEADERSHIP
89%
PUBLIC BOARD EXPERIENCE
100%

LIBERTY MEDIA CORPORATION / 17

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
NOMINEES FOR ELECTION AS DIRECTORS
John C. Malone	Chairman of the Board Director Since: December 2010; Chairman since August 2011 Age: 81 Committees: Executive
Mr. Malone, as President of TCI, co-founded our company’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Chairman of the Board of our company since August 2011 and director since December 2010

•
Chairman of the Board of Qurate Retail from its inception in 1994 until March 2018 and served as Qurate Retail’s Chief Executive Officer from August 2005 to February 2006

•
Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
Qurate Retail (1994 – present, Chairman of the Board, 1994 – March 2018)

•
Liberty Broadband (Chairman of the Board, November 2014 – present)

Non-Liberty Public Company Directorships:
•
Warner Bros. Discovery, Inc. (Warner Bros. Discovery) (April 2022 – present)

•
Liberty Global plc (LGP) (Chairman of the Board, June 2013 – present)

Former Public Company Directorships:
•
GCI Liberty, Inc. (GCI Liberty) (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia Holdings, Inc. (Chairman of the Board, November 2016 – July 2019)

•
Liberty Latin America Ltd. (December 2017 – December 2019)

•
Discovery, Inc. (Discovery) (formerly Discovery Communications, Inc. (Discovery Communications)) (Warner Bros. Discovery’s predecessor) (September 2008 – April 2022)

•
Discovery Holding Company (DHC) (predecessor of Discovery Communications) (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
Liberty Global, Inc. (LGI) (LGP’s predecessor) (Chairman of the Board, June 2005 – June 2013)

•
Liberty Media International, Inc. (LMI) (LGI’s predecessor) (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (January 2022 – June 2005)

•
Lions Gate Entertainment Corp. (March 2015 – September 2018)

•
Charter Communications, Inc. (Charter) (May 2013 – July 2018)

•
Expedia, Inc. (December 2012 – December 2017; August 2005 – November 2012)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
Sirius XM (April 2009 – May 2013)

•
Ascent Capital Group, Inc. (Ascent) (January 2010 – September 2012)

•
Live Nation Entertainment, Inc. (Live Nation) (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

18 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Robert R. Bennett	Director Since: September 2011 Age: 64 Committees: Executive Independent Director
Mr. Bennett brings to our board in-depth knowledge of the media and telecommunications industry generally and our corporate history specifically. He has experience in significant leadership positions with Qurate Retail, especially as a past Chief Executive Officer and President, and provides our company with strategic insights. Mr. Bennett also has an in-depth understanding of finance, and has held various financial management positions during the course of his career.

Professional Background:
•
Managing Director of Hilltop Investments LLC, a private investment company

•
Chief Executive Officer of Qurate Retail from April 1997 to August 2005 and its President from April 1997 to February 2006; held various executive positions with Qurate Retail from 1994 to 1997

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Warner Bros. Discovery (April 2022 – present)

•
HP, Inc. (July 2013 – present)

Former Public Company Directorships:
•
Discovery (September 2008 – April 2022)

•
Qurate Retail (September 1994 – December 2011)

•
DHC (May 2005 – September 2008)

•
Demand Media, Inc. (January 2011 – February 2014)

•
Sprint Corporation (October 2006 – November 2016)

M. Ian G. Gilchrist	Director Since: September 2011 Age: 72 Committees: Compensation (Chair); Nominating and Corporate Governance Independent Director
Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our board significant financial expertise and a unique perspective on the company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Professional Background:
•
Director and President of Trine Acquisition Corp. from March 2019 to December 2020

•
Various officer positions including Managing Director at Citigroup/Salomon Brothers from 1995 to 2008, CS First Boston Corporation from 1988 to 1995, and Blyth Eastman Paine Webber from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated from 1976 to 1982

•
Previously worked in the venture capital field and as an investment analyst

Public Company Directorships:
•
Qurate Retail (July 2009 – present)

Non-Liberty Public Company Directorships:
•
None

Former Public Company Directorships:
•
Trine Acquisition Corp. (March 2019 – December 2020)

LIBERTY MEDIA CORPORATION / 19

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2023
Derek Chang	Director Since: March 2021 Age: 54 Committees: Audit; Nominating and Corporate Governance (Chair) Independent Director
Mr. Chang brings to our board extensive knowledge of media, entertainment and sports industries across all global markets with particular focus on the US and Asia Pacific. He brings considerable operating and financial expertise from his leadership roles and operational experience from his policy making positions at NBA China, DIRECTV, Scripps Networks Interactive, Inc. (Scripps) and Charter.

Professional Background:
•
Chief Executive Officer of Friend MTS from May 2021 to December 2021

•
Board member of Professional Fighters League since June 2021

•
Chief Executive Officer of NBA China from June 2018 to May 2020

•
Head of International Lifestyle Channels from July 2016 to April 2018 and as a Managing Director of Asia Pacific operations from April 2013 to July 2016 for Scripps

•
Executive Vice President of Content Strategy and Development of DIRECTV (and its predecessor, The DirecTV Group, Inc.) from March 2006 to January 2013

•
Executive Vice President—Finance and Strategy of Charter from December 2003 to April 2005 and as its interim Co-Chief Financial Officer from August 2004 to April 2005

•
Executive Vice President—Development of the Yankees Entertainment and Sports Network from its inception in 2001 to January 2003

Public Company Directorships: None
Former Public Company Directorships:
•
Isos Acquisition Corp. (March 2021 – December 2021)

•
Vobile Group Limited (July 2020 – June 2021)

•
STARZ (January 2013 – June 2013)

20 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Evan D. Malone	Director Since: September 2011 Age: 51
Dr. Malone brings an applied science and engineering perspective to the board. Dr. Malone’s perspectives assist the board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists the board in evaluating strategic opportunities.

Professional Background:
•
President of NextFab Studio, LLC (provides manufacturing-related technical training, product development, and business acceleration services) since June 2009

•
Owner and manager of 1525 South Street LLC (real estate property and management company) since January 2008

•
Co-owner and director of Drive Passion PC Services, CC (Internet café, telecommunications and document services company) in South Africa since 2007

•
Applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001

•
Founding member of Jet Wine Bar (a wine bar) and Rex 1516 (a restaurant) both in Philadelphia

•
Director and president of the NextFab Foundation (IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress) since November 2016

Public Company Directorships:
•
Qurate Retail (August 2008 – present)

•
Sirius XM (May 2013 – present)

Non-Liberty Public Company Directorships:
•
None

Former Public Company Directorships:
•
None

Larry E. Romrell	Director Since: September 2011 Age: 82 Committees: Audit; Compensation Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.
Professional Background: • Held numerous executive positions with TCI from 1991 to 1999 • Previously held various executive positions with Westmarc Communications, Inc.
Public Company Directorships:
•
Qurate Retail (March 1999 – September 2011; December 2011 – present)

•
Liberty TripAdvisor (August 2014 – present)

Non-Liberty Public Company Directorships:
•
LGP (July 2013 – present)

Former Public Company Directorships:
•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

LIBERTY MEDIA CORPORATION / 21

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2024
Brian M. Deevy	Director Since: June 2015 Age: 67 Committees: Audit (Chair) Independent Director
Mr. Deevy brings to our board in-depth knowledge of the communications, media and entertainment industries. He has an extensive background in mergers and acquisitions, investment banking and capital formation and provides strategic insights with respect to our company’s activities in these areas.

Professional Background:
•
Head of Royal Bank of Canada (RBC) Capital Markets’ Communications, Media & Entertainment Group (CME Group) until June 2015

•
Responsible for strategic development of the CME Group’s business (including mergers & acquisitions, private equity and debt capital formation and financial advisory engagements)

•
Chairman and Chief Executive Officer of Daniels & Associates (investment banking firm that provided financial advisory services to the communications industry until it was acquired by RBC in 2007)

•
Prior to joining Daniels & Associates, RBC Daniels’ predecessor, was with Continental Illinois National Bank

•
Director of the Daniels Fund (2003 – present)

•
Director of the U.S. Olympic and Paralympic Foundation (2016 – present)

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Trine II Acquisition Corp.(November 2021 – present)

Former Public Company Directorships:
•
Ascent (November 2013 – May 2016)

•
Ticketmaster Entertainment, Inc. (August 2008 – January 2010)

22 / 2022 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Gregory B. Maffei	President and Chief Executive Officer Director Since: May 2007 Age: 61 Committees: Executive
Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail, Liberty Media Acquisition Corporation (LMAC), Liberty TripAdvisor and Liberty Broadband, and his previous executive positions at GCI Liberty, Oracle Corporation (Oracle), 360networks Corporation (360networks) and Microsoft Corporation (Microsoft), as well as his public company board experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company since May 2007

•
President and Chief Executive Officer of Liberty Broadband since June 2014

•
President and Chief Executive Officer of LMAC since November 2020

•
President and Chief Executive Officer of Liberty TripAdvisor since July 2013

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020

•
President and Chief Executive Officer of Qurate Retail from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board of Qurate Retail since March 2018

•
Previously President and Chief Financial Officer of Oracle, Chairman, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft

Public Company Directorships:
•
Sirius XM (March 2009 – present, Chairman of the Board, April 2013 – present)

•
Live Nation (February 2011 – present, Chairman of the Board, March 2013 – present)

•
Qurate Retail (November 2005 – present, Chairman of the Board, March 2018 – present)

•
Liberty TripAdvisor (July 2013 – present, Chairman of the Board, June 2015 – present)

•
Tripadvisor, Inc. (Chairman of the Board, February 2013 – present)

•
Liberty Broadband (June 2014 – present)

•
Charter (May 2013 – present)

•
LMAC (November 2020 – present, Chairman of the Board, April 2021 – present)

Non-Liberty Public Company Directorships:
•
Zillow Group, Inc. (Zillow) (February 2015 – present)

Former Public Company Directorships:
•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

LIBERTY MEDIA CORPORATION / 23

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Andrea L. Wong	Director Since: September 2011 Age: 55 Committees: Compensation; Nominating and Corporate Governance Independent Director
Ms. Wong brings to our board significant experience in the media and entertainment industry, having an extensive background in media programming across a variety of platforms, as well as executive leadership experience with the management and operation of companies in the entertainment sector. Her experience with programming development and production, brand enhancement and marketing brings a pragmatic and unique perspective to our board. Her professional expertise, combined with her continued involvement in the media and entertainment industry, makes her a valuable member of our board.

Professional Background:
•
President, International Production for Sony Pictures Television and President, International for Sony Pictures Entertainment from September 2011 to March 2017

•
President and Chief Executive Officer of Lifetime Entertainment Services from 2007 to April 2010

•
Served as an Executive Vice President with ABC, Inc., a subsidiary of The Walt Disney Company, from 2003 to 2007

Public Company Directorships:
•
Qurate Retail (April 2010 – present)

Non-Liberty Public Company Directorships:
•
Hudson Pacific Properties, Inc. (August 2017 – present)

•
Roblox Corporation (August 2020 – present)

•
Oaktree Acquisition Corp. II (September 2020 – present)

Former Public Company Directorships:
•
Oaktree Acquisition Corp. (July 2019 – January 2021)

•
Social Capital Hedosophia Holdings Corp. (September 2017 – October 2019)

•
Hudson’s Bay Company (September 2014 – March 2020)

24 / 2022 PROXY STATEMENT

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Robert R. Bennett, Derek Chang, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company. Our board of directors also determined that David E. Rapley, who resigned from our board of directors effective April 4, 2022, also qualified as an independent director of our company during his service on our board.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our board is also chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our board of directors currently consists of nine directors, divided among three classes. Our board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our board believes that three-year terms focus director accountability on the board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our board continues to be comprised of such individuals.
LIBERTY MEDIA CORPORATION / 25

CORPORATE GOVERNANCE
BOARD DIVERSITY
Our board understands and appreciates the value and enrichment provided by a diverse board. As such, we actively seek diverse director candidates (see “—Board Criteria and Director Candidates”).
Board Diversity Matrix (as of April 26, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	8	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	1	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1
Did Not Disclose Demographic Background	—
BOARD LEADERSHIP STRUCTURE
Our board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone, one of our largest stockholders, holds the position of Chairman of the Board, leads our board and board meetings and provides strategic guidance to our Chief Executive Officer. Gregory B. Maffei, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full board. In addition, the oversight and review of other strategic risks are conducted directly by the full board.
The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations (together with governance concerns, ESG). Our management reporting processes include regular reports from our Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our Internal Audit group and our Chief Portfolio Officer, who manages our company’s ESG efforts and remains in regular contact with senior ESG leaders across our portfolio of companies who provide feedback and disclosure on material issues. This is further supported by a company-level Corporate Responsibility Committee, which has cross-functional representation across all reaches of our
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CORPORATE GOVERNANCE
leadership. With our board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular ESG-focused internal meetings and discussions, including on topics such as ESG disclosure, diversity and inclusion, cybersecurity, and sustainability.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to our directors, officers, and employees of Liberty Media, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertymedia.com.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, other than Evan D. Malone, who is the son of John C. Malone.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our board of directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2021 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by our nominating and corporate governance committee), can be found on our website at www.libertymedia.com.
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Our board of directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
AUDIT COMMITTEE OVERVIEW

6 meetings in 2021
Chair
Brian M. Deevy
Other Members
Derek Chang*
Larry Romrell
Former Members
M. Ian G. Gilchrist
(prior to April 2021)
*Our board of directors has determined that Mr. Chang is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 38

The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

LIBERTY MEDIA CORPORATION / 27

CORPORATE GOVERNANCE
EXECUTIVE COMMITTEE OVERVIEW
Members John C. Malone Gregory B. Maffei Robert R. Bennett
Our executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock. No meetings of the executive committee were held in 2021.

COMPENSATION COMMITTEE OVERVIEW
5 meetings in 2021 Chair M. Ian G. Gilchrist Other Members Larry Romrell Andrea L. Wong Former Members David E. Rapley (prior to April 2022) Compensation Committee Report, page 60
Key Responsibilities:
•
Review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers;

•
Review and approve the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Administrative Officer, Chief Portfolio Officer, Chief Accounting Officer, Principal Financial Officer and Chief Corporate Development Officer; and

•
Oversee the compensation of the chief executive officers of our non-public operating subsidiaries.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
1 meeting in 2021 Chair Derek Chang Other Members M. Ian G. Gilchrist Andrea L. Wong Former Members David E. Rapley (prior to April 2022) Larry E. Romrell (prior to April 2022)
Key Responsibilities:
•
Identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time;

•
Identifies director nominees for upcoming annual meetings;

•
Develops corporate governance guidelines applicable to our company; and

•
Oversees the evaluation of our board and management.

BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop the company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination
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CORPORATE GOVERNANCE
process, our board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and diversity of gender, ethnicity, age and other characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our board of directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interests in other public companies, our company and our board values the positions our directors and members of management hold on the boards of these entities, as they provide our company with unique insight and input into those businesses and their operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our board as a whole.
Our board also recognizes the uniqueness of the relationships among Liberty Media, Qurate Retail, Liberty Broadband and Liberty TripAdvisor, including the collaborative approach to addressing ESG, as well as with the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Messrs. Malone and Maffei) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Proposal 1—The Election of Directors Proposal—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Media Corporation, 12300 Liberty Boulevard, Englewood,
LIBERTY MEDIA CORPORATION / 29

CORPORATE GOVERNANCE
Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
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CORPORATE GOVERNANCE
BOARD MEETINGS
During 2021, there were 5 meetings of our full board of directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our board of directors encourages all members of the board to attend each annual meeting of our stockholders. Six of our ten directors then-serving attended our 2021 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Media Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2021, the independent directors of our company, then serving, met at 2 executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Media Corporation, c/o Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Robert R. Bennett, Derek Chang, Brian M. Deevy, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong.
LIBERTY MEDIA CORPORATION / 31

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
Director Fees
Each of our directors who is not an employee of our company is paid an annual fee for 2022 of $237,000 (which, in 2021, was $232,000) (which we refer to as the director fee), of which $113,000 ($110,500 in 2021) is payable in cash and the balance is payable in restricted stock units (RSUs) or options to purchase shares of LSXMK, BATRK and FWONK. For service on our board in 2022 and 2021, each director was permitted to elect to receive $124,000 and $121,500, respectively, of his or her director fee in RSUs or options, or a combination of both, to purchase shares of LSXMK, BATRK and FWONK. The awards issued to our board of directors with respect to service on our board in 2022 were issued in December 2021. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2021.
Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2022 and 2021, with each member thereof receiving an additional annual fee of $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $40,000, $20,000 and $20,000, respectively, for his or her participation on that committee. With respect to our executive committee, each member thereof who is not an employee of our company receives an additional annual fee of $10,000 for his or her participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Charitable Contributions
If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000.
Equity Incentive Plan
Awards granted to our nonemployee directors under the Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended (the 2017 incentive plan), are administered by our board of directors or our compensation committee. Our board of directors has full power and authority to grant nonemployee directors the awards described below and to determine the terms and conditions under which any awards are made. The 2017 incentive plan is designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company. Our board of directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, RSUs and cash awards or any combination of the foregoing under the 2017 incentive plan.
The maximum number of shares of our common stock with respect to which awards may be granted under the 2017 incentive plan is 50 million shares, subject to anti-dilution and other adjustment provisions of the 2017 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $2 million. Shares of our common stock issuable pursuant to awards made under the 2017 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. If the 2022 Liberty Media Corporation Omnibus Incentive Plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made in the 2017 incentive plan.
As described below, in 2013, our company’s board of directors adopted the TSAP (as defined below), which governs the terms and conditions of awards with respect to our common stock issued in connection with adjustments made to awards relating to our predecessor’s common stock that were granted prior to 2013.
32 / 2022 PROXY STATEMENT

Director Compensation
Director RSU Grants
Pursuant to our director compensation policy described above and the 2017 incentive plan, we granted the following RSU awards in December 2021:
Name	LSXMK	BATRK	FWONK
Robert R. Bennett	1,309	207	867
Derek Chang	654	103	434
Brian M. Deevy	654	103	434
David E. Rapley	654	103	434
Andrea L. Wong	654	207	—
These RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date. In connection with Mr. Rapley’s retirement in April 2022, the board determined to accelerate the vesting of these RSUs.
Mr. Chang was appointed to our board of directors in March 2021, and, pursuant to our director compensation policy described above and the 2017 incentive plan, in connection with that appointment was granted the following RSUs that vested on December 10, 2021.
Name	LSXMK	BATRK	FWONK
Derek Chang	627	103	424
Director Option Grants
Pursuant to our director compensation policy described above and the 2017 incentive plan, we granted the following stock option awards in December 2021:
Name	# of LSXMK Options	Exercise Price ($)	# of BATRK Options	Exercise Price ($)	# of FWONK Options	Exercise Price ($)
Derek Chang	2,111	49.69	298	27.89	1,210	62.05
Brian M. Deevy	2,111	49.69	298	27.89	1,210	62.05
M. Ian G. Gilchrist	4,223	49.69	596	27.89	2,419	62.05
Evan D. Malone	4,223	49.69	596	27.89	2,419	62.05
David E. Rapley	2,111	49.69	298	27.89	1,210	62.05
Larry E. Romrell	4,223	49.69	596	27.89	2,419	62.05
Andrea L. Wong	2,111	49.69	—	—	2,419	62.05
These options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director. In connection with Mr. Rapley’s retirement in April 2022, the board determined to accelerate the vesting of these options.
In connection with Mr. Chang’s appointment to our board of directors, and, pursuant to our director compensation policy described above and the 2017 incentive plan, he was granted the following options that vested on December 10, 2021.
Name	# of LSXMK Options	Exercise Price ($)	# of BATRK Options	Exercise Price ($)	# of FWONK Options	Exercise Price ($)
Derek Chang	2,096	45.34	325	31.24	1,229	45.88
LIBERTY MEDIA CORPORATION / 33

Director Compensation
The options will remain exercisable until December 10, 2027, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
Stock Ownership Guidelines
Our board of directors has adopted stock ownership guidelines that generally require each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors have five years from the director’s initial appointment to our board to comply with these guidelines.
Director Deferred Compensation Plan
Effective beginning in the fourth quarter of 2013, directors of our company are eligible to participate in the Liberty Media Corporation Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company can elect to defer all or any portion of their annual cash fees that they would otherwise be entitled to receive. The deferral of such annual cash fees shall be effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections are required to be made in advance of certain deadlines, which generally must be on or before the close of business on December 31 of the year prior to the year to which the director’s election will apply, and elections must include the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the director deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2019, 2020 and 2021, the rate was 7.0%, 6.75% and 6.5% respectively.
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2021.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert R. Bennett	120,500(4)	124,615	—	59,961	23,721(6)	328,797
Derek Chang	111,893	113,399	113,801	—	—	339,093
Brian M. Deevy	150,500	62,300	62,139	—	23,721(6)	298,659
M. Ian G. Gilchrist	148,000	—	124,271	—	23,721(6)	295,992
Evan D. Malone	110,500	—	124,271	—	—	234,771
David E. Rapley	140,500(4)	62,300	62,139	43,162	23,721(6)	331,821
Larry E. Romrell	150,500	—	124,271	—	23,721(6)	298,492
Andrea L. Wong	130,500(4)	38,270	86,080	59,113	20,689(6)	334,653

(1)
John C. Malone and Gregory B. Maffei, each of whom is a director of our company and a named executive officer, received no compensation for serving as directors of our company during 2021. Derek Chang was appointed as a director of our company on March 10, 2021. Mr. Rapley resigned from our board, effective April 4, 2022.

(2)
As of December 31, 2021, our directors (other than Messrs. Malone and Maffei, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards with respect to shares of our common stock:

34 / 2022 PROXY STATEMENT

Director Compensation
	Robert R. Bennett	Derek Chang	Brian M. Deevy	M. Ian G. Gilchrist	Evan D. Malone	David E. Rapley	Larry E. Romrell	Andrea L. Wong
Options (#)
LSXMK	—	4,207	22,135	32,178	51,195	19,598	51,195	37,083
BATRK	—	623	3,021	4,697	6,792	2,798	6,792	3,229
FWONK	—	2,439	11,938	17,582	23,190	10,101	23,190	10,967
RSUs (#)
LSXMK	1,309	654	654	—	—	654	—	654
BATRK	207	103	103	—	—	103	—	207
FWONK	867	434	434	—	—	434	—	—

(3)
The aggregate grant date fair value of the stock option and RSU awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 15 to our consolidated financial statements for the year ended December 31, 2021 (which are included in the 2021 Form 10-K).

(4)
Includes the following amounts earned and deferred under the director deferred compensation plan:

Name	2021 Deferred Compensation ($)	2021 Above Market Earnings on Accrued Interest ($)
Robert R. Bennett	117,430	59,961
David E. Rapley	137,430	43,162
Andrea L. Wong	128,454	59,113

(5)
We make available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(6)
Includes the following amounts of health insurance premiums paid by our company for the benefit of the following directors:

Name	Amount ($)
Robert R. Bennett	23,721
Brian M. Deevy	23,721
M. Ian G. Gilchrist	23,721
David E. Rapley	23,721
Larry E. Romrell	23,721
Andrea L. Wong	20,689
LIBERTY MEDIA CORPORATION / 35

PROPOSAL 2 – THE AUDITORS RATIFICATION PROPOSAL
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2022.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2021 and 2020 and fees billed for other services rendered by KPMG LLP.
	2021(1)	2020(1)
Audit fees	$2,979,000	2,869,000
Audit related fees	—	—
Audit and audit related fees	2,979,000	2,869,000
Tax fees(2)	895,000	518,900
All other fees	—	—
Total fees	$3,874,000	3,387,900

(1)
Such fees with respect to 2021 and 2020 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to Sirius XM for services rendered. Sirius XM is a separate public company and its audit fees, audit related fees, tax fees and all other fees (which aggregated $5,032,000 in 2021 and $4,329,000 in 2020) are reviewed and approved by the audit committee of the board of directors of Sirius XM.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

36 / 2022 PROXY STATEMENT

PROPOSAL 2 – THE AUDITORS RATIFICATION PROPOSAL
Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

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tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, expatriate tax assistance and compliance and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Brian M. Deevy currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Under our policy, any fees incurred by Sirius XM in connection with the provision of services by Sirius XM’s independent auditor, are expected to be reviewed and approved by Sirius XM’s audit committee pursuant to Sirius XM’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by Sirius XM’s audit committee pursuant to its policy is deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2021 were approved in accordance with the terms of the policy in place.
LIBERTY MEDIA CORPORATION / 37

AUDIT COMMITTEE REPORT
Audit Committee Report

Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Chang is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in the 2021 Form 10-K.
Submitted by the Members of the Audit Committee
Brian M. Deevy
Derek Chang
Larry E. Romrell
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PROPOSAL 3 – THE INCENTIVE PLAN PROPOSAL
Proposal 3 – The Incentive Plan Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to adopt the Liberty Media Corporation 2022 Omnibus Incentive Plan.
Below is a description of the material provisions of the Liberty Media Corporation 2022 Omnibus Incentive Plan (the 2022 incentive plan). The summary that follows is not intended to be complete, and we refer you to the copy of the 2022 incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.

VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the incentive plan proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because we believe our future success depends on our ability to attract, motivate and retain high quality officers, employees, independent contractors and directors and having the ability to provide incentive-based compensation awards is critical to that success. Our compensation philosophy seeks to align the interests of our officers, employees, independent contractors and directors with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

KEY FEATURES OF THE 2022 INCENTIVE PLAN
Our incentive compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests. To that end, below are several key features of the 2022 incentive plan that we believe strike the appropriate balance between these two considerations:
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No Discounted Options or SARs. Stock options and SARs may not be granted with an exercise price below fair market value.

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Dividend Equivalents. Only an award of RSUs may include dividend equivalents. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

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Limited Terms for Options and SARs. The term for stock options and SARs granted under the 2022 incentive plan is limited to ten years.

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No Transferability. Awards generally may not be transferred, except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided for in an award agreement.

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No Tax Gross-Ups. Holders do not receive tax gross-ups under the 2022 incentive plan.

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Award Limitations. In any calendar year, no nonemployee director may be granted awards having a value that would be in excess of $1 million on the date of grant.

LIBERTY MEDIA CORPORATION / 39

PROPOSAL 3 – THE INCENTIVE PLAN PROPOSAL
LIBERTY MEDIA CORPORATION 2022 OMNIBUS INCENTIVE PLAN
If the 2022 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the 2017 incentive plan. In addition, only the 20 million shares reserved under the 2022 incentive plan (plus any shares remaining, or that again become, available for awards under the 2017 incentive plan as of the effective date of the 2022 incentive plan, as described below) will be available for grant. The 2022 incentive plan is structured as an omnibus plan under which awards may be made to our company’s officers, employees, independent contractors and nonemployee directors. A summary of certain terms of the 2022 incentive plan is set forth below.
The 2022 incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee. The 2022 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The 2022 incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce nonemployee directors and independent contractors to provide services to us. Such persons will be eligible to participate in and may be granted awards under the 2022 incentive plan. The number of individuals who will receive awards under the 2022 incentive plan will vary from year to year and will depend on various factors, such as the number of promotions and our hiring needs during the year, and whether employees, nonemployee directors or independent contractors of our subsidiaries are granted awards. Although we cannot predict the number of future award recipients, we estimate that there will be approximately 7 nonemployee directors of our company and approximately 140 employees of our company and our subsidiaries who will be eligible to receive awards under the 2022 incentive plan. We do not currently anticipate granting any awards under the 2022 incentive plan to independent contractors of our company. For the avoidance of doubt, employees and nonemployee directors of any of our affiliates may not participate in the 2022 incentive plan based solely upon their status at any such affiliate and instead, are required to provide services to our company or our company’s subsidiaries in order to be eligible.
Under the 2022 incentive plan, the compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing (as used in this description of the 2022 incentive plan, collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted under the 2022 incentive plan is 20 million shares plus any shares remaining, or that again become, available for awards under the 2017 incentive plan as of the effective date of the 2022 incentive plan, subject to anti-dilution and other adjustment provisions of the 2022 incentive plan. The maximum number of shares that remain available under the 2017 incentive plan, as of April 25, 2022, is 28,696,582 shares. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of $1 million.
Shares of our common stock issuable pursuant to awards made under the 2022 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award granted under the 2022 incentive plan or the 2017 incentive plan that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs granted under the 2022 incentive plan or the 2017 incentive plan the terms of which provide for settlement in cash, and (iii) any award of restricted shares or RSUs granted under the 2022 incentive plan or the 2017 incentive plan that shall be forfeited prior to becoming vested, will once again be available for issuance under the 2022 incentive plan. Shares of our common stock that are (a) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (b) used to pay the purchase price or withholding taxes relating to an outstanding award, or (c) repurchased in the open market with the proceeds of an option purchase price will not again be made available for issuance under the 2022 incentive plan.
Subject to the provisions of the 2022 incentive plan, the compensation committee is authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2022 incentive plan and to take such other action in connection with or in relation to the 2022 incentive plan as it deems necessary or advisable.
Unless otherwise determined by the compensation committee and expressly provided for in an agreement, awards are not transferrable except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order.
Stock Options. Non-qualified stock options awarded under the 2022 incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and
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PROPOSAL 3 – THE INCENTIVE PLAN PROPOSAL
conditions of the applicable option grant. The exercise price of an option awarded under the 2022 incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The term of an option may not exceed ten years; however, if the term of an option expires when trading in our common stock is prohibited by law or our company’s policy, the option will expire on the 30th day after the expiration of such prohibition. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the 2022 incentive plan. Dividend equivalents will not be paid with respect to any stock options.
Stock Appreciation Rights. A SAR awarded under the 2022 incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible person (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant award agreement. The term of a free standing SAR may not exceed ten years; however, if the term of a free standing SAR expires when trading in our common stock is prohibited by law or our company’s policy, the free standing SAR will expire on the 30th day after the expiration of such prohibition. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. Dividend equivalents will not be paid with respect to any SARs.
Restricted Shares and RSUs. Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period (retained distributions), (3) whether the holder of the restricted shares may be paid a cash amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.
A RSU is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or, in the discretion of the company, its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award RSUs based upon the fair market value of shares of any series of our common stock under the 2022 incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of RSUs, including whether the holder will be entitled to dividend equivalent payments with respect to the RSUs. RSUs will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by RSU awards until such shares are issued to the holder at the end of the restriction period. Awards of RSUs or the common stock covered thereunder may not be transferred, assigned or encumbered prior to the date on which such shares are issued or as provided in the relevant award agreement.
Upon the applicable vesting date, all or the applicable portion of restricted shares or RSUs will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or RSUs will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or RSUs will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or RSUs that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the Code).
Cash Awards.The compensation committee will also be authorized to provide for the grant of cash awards under the 2022 incentive plan. A cash award is a bonus paid in cash subject to the terms, conditions and limitations established by the compensation committee.
LIBERTY MEDIA CORPORATION / 41

PROPOSAL 3 – THE INCENTIVE PLAN PROPOSAL
Performance Awards. At the discretion of the compensation committee, any of the above-described awards may be designated as a performance award. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements.
Awards Generally. Awards under the 2022 incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the 2022 incentive plan may be shares of our common stock as provided in the relevant grant. The closing prices of LSXMA, LSXMK, BATRA, BATRK, FWONA and FWONK shares were $44.49, $44.43, $27.68, $26.45, $63.15 and $69.35, respectively, as of April 21, 2022. The closing price of LSXMB shares was $44.59 on April 18, 2022. The closing price of BATRB shares was $28.61 on March 30, 2022. The closing price of FWONB shares was $65.09 on April 14, 2022. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the 2022 incentive plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse, unless individual agreements state otherwise or the compensation committee determines in connection with an approved transaction that the vesting and exercisability of awards will not accelerate because action has been taken to provide for a substantially equivalent substitute award. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder’s termination of employment or service with our company, of any unvested options, SARs, RSUs or restricted shares and the period during which any vested options and SARs must be exercised. Generally, if a holder’s employment or service terminates prior to an option or SAR becoming exercisable or being exercised in full, or during the restriction period with respect to any restricted shares or RSUs, such options and SARs will become exercisable, and the restrictions on restricted shares and RSUs will lapse and become vested only to the extent provided in the applicable award agreement; provided, however, that unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date (however, if the term of an option or SAR expires when trading in our common stock is prohibited by law or our company’s insider trading policy, then the term of such option or SAR shall expire on the 30th day after the expiration of such prohibition), (2) if the holder’s service terminates by reason of death or disability (as defined in the 2022 incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder’s service for “cause” (as defined in the 2022 incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, RSUs, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder’s employment or service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse and become fully vested, unless individual agreements state otherwise. The effect on a cash award of the termination of a holder’s employment or service for any reason, other than for “cause” (as defined in the 2022 incentive plan), will be stated in the individual agreement.
Adjustments.The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the 2022 incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the 2022 incentive plan) for which other provisions are made pursuant to the 2022 incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code. If the purchase price of options or the base price of SARs, as applicable, is greater than the fair market value of such options or SARs, the options or SARs may be canceled for no consideration.
Amendment and Termination. The 2022 incentive plan will terminate on the fifth anniversary of the plan’s effective date (which is May 24, 2022) unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the 2022 incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an
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PROPOSAL 3 – THE INCENTIVE PLAN PROPOSAL
amendment may be made that would adversely affect a participant who has already been granted an award, the participant’s consent must be obtained, unless the change is necessary to comply with Section 409A of the Code.
U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE 2022 INCENTIVE PLAN
The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2022 incentive plan and with respect to the sale of any shares of our common stock acquired under the 2022 incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the 2022 incentive plan.
Non-Qualified Stock Options; SARs. Holders will not recognize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.
Cash Awards; RSUs; Restricted Shares. A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below. A holder will not have taxable income upon the grant of a RSU but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below.
Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder’s income in the year in which that amount is so included, subject to certain limits on deductibility discussed below.
A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividends or dividend equivalents that are received by a holder prior to the time that the restricted shares or RSUs are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder’s holding period in such shares will commence on the date income is so recognized.
Certain Tax Code Limitations on Deductibility. In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the 2022 incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the 2022 incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes,
LIBERTY MEDIA CORPORATION / 43

PROPOSAL 3 – THE INCENTIVE PLAN PROPOSAL
of compensation paid to certain employees to $1 million during any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. The transition rules in effect for binding contracts in effect on November 2, 2017 provide that performance-based awards will maintain their exemption from the $1 million annual deduction limitation for so long as such contracts are not materially modified, even though the compensation deduction for such awards would not occur until after 2017. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. It is intended that awards under the 2022 incentive plan be structured in a manner that is designed to be exempt from or comply with Section 409A of the Code.
NEW PLAN BENEFITS
Due to the nature of the 2022 incentive plan and the discretionary authority afforded the compensation committee in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the 2022 incentive plan.
Prior to the date of this proxy statement, we have not granted any awards under the 2022 incentive plan with respect to shares of our common stock.
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EXECUTIVE OFFICERS
Executive Officers

The following lists the executive officers of our company (other than Gregory B. Maffei, our President and Chief Executive Officer, and John C. Malone, our Chairman of the Board, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 49

Current Positions
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Chief Accounting Officer and Principal Financial Officer of our company since January 2020 and July 2019, respectively

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Chief Accounting Officer and Principal Financial Officer of Qurate Retail and Liberty Broadband since January 2020 and July 2019, respectively, and LMAC since November 2020

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Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

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Director of comScore, Inc. since March 2021

Prior Positions/Experience
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Chief Accounting Officer and Principal Financial Officer of GCI Liberty from January 2020 and July 2019, respectively –  December 2020

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Senior Vice President and Controller of each of our company, Qurate Retail and Liberty Broadband from January 2016 – December 2019 and GCI Liberty from March 2018 – December 2019

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Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

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Senior Vice President of Liberty Expedia from March 2016 – July 2019

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Vice President and Controller of our company from November 2011 – December 2015, Qurate Retail from November 2011 – December 2015 and Liberty Broadband from October 2014 – December 2015

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Various positions with Liberty Media and Qurate Retail since 1999

Albert E. Rosenthaler	Chief Corporate Development Officer Age: 62

Current Positions
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Chief Corporate Development Officer of our company since October 2016

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Chief Corporate Development Officer of Qurate Retail, Liberty TripAdvisor and Liberty Broadband since October 2016 and LMAC since November 2020

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Director of Tripadvisor since February 2016

Prior Positions/Experience
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Chief Corporate Development Officer of GCI Liberty from March 2018 – December 2020

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Chief Corporate Development Officer of Liberty Expedia from October 2016 – July 2019

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Chief Tax Officer of our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband from January 2016 − September 2016

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Chief Tax Officer of Liberty Expedia from March 2016 − September 2016

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Senior Vice President of our company from May 2007 − December 2015, Qurate Retail from April 2002 − December 2015, Liberty TripAdvisor from July 2013 − December 2015, and Liberty Broadband from June 2014 − December 2015

LIBERTY MEDIA CORPORATION / 45

EXECUTIVE OFFICERS
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 48

Current Positions
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Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

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Chief Legal Officer and Chief Administrative Officer of Qurate Retail, Liberty TripAdvisor and Liberty Broadband since September 2019 and January 2021, respectively, and LMAC since November 2020 and January 2021, respectively

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Director of LMAC since January 2021

Prior Positions/Experience
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Chief Legal Officer of GCI Liberty from September 2019 –  December 2020

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Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Qurate Retail, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts, was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

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EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
JOHN C. MALONE
Chairman of the Board
GREGORY B. MAFFEI
President and Chief Executive Officer
BRIAN J. WENDLING
Chief Accounting Officer and Principal Financial Officer
ALBERT E. ROSENTHALER
Chief Corporate Development Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

We pay for performance
WHAT WE DO	WHAT WE DO NOT DO

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A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of the company.

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We have clawback provisions for equity-based incentive compensation.

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We have stock ownership guidelines for our executive officers.

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We review our executives’ base salaries on an annual basis.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OVERVIEW
Our compensation committee of our board of directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers (other than Mr. Malone) include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant and equity awards that are performance-based.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
At our 2021 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty Media present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2021 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. At our 2018 annual stockholder meeting, stockholders elected to hold a say-on-pay vote every three years and our board of directors adopted this as the frequency at which future say-on-pay votes would be held.
SERVICES AGREEMENTS
In connection with prior spin-off or split-off transactions involving our company or Qurate Retail, we entered into services arrangements with each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor (each a Service Company, or, collectively the Service Companies). Pursuant to these arrangements, our employees provide or provided services to the Service Companies and our company is reimbursed for the time spent serving these Service Companies. During the year ended December 31, 2021, the weighted average percentage of each such named executive officer’s time that was allocated to our company was: Mr. Malone—75%; Mr. Wendling—89%; Mr. Rosenthaler—81%; and Ms. Wilm—80%.
QURATE RETAIL
We assumed a services agreement with Qurate Retail in connection with the spin-off of our company from our predecessor parent company, which was amended in December 2019 (the Qurate Retail Services Agreement) in connection with our compensation committee approving Mr. Maffei’s current five-year employment agreement (the 2019 Maffei Employment Agreement). We similarly also entered into amendments to the services agreements with the other Service Companies (as discussed further below). Under the amended services agreements, including the Qurate Retail Services Agreement, each Service Company establishes, and pays or grants directly to Mr. Maffei, its allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and reimburses us for its allocable portion of the other components of Mr. Maffei’s compensation, which amounts are therefore not reflected in the “Summary Compensation Table” below. Liberty Media’s allocated portion of Mr. Maffei’s annual compensation for 2021 was 41% and Qurate Retail’s allocated portion of Mr. Maffei’s compensation was 17%. For a description of the terms of the 2019 Maffei Employment Agreement, please see “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Arrangement.” In addition, pursuant to the Qurate Retail Services Agreement, in 2021, Qurate Retail reimbursed us $10.1 million for the portion of the base salary and certain other compensation we paid to our other employees that was allocable to Qurate Retail for estimated time spent by each such employee related to that company and for certain administrative and management services. The 2021 performance-based bonuses earned by the named executive officers for services provided to our company were paid directly by our company and the performance-based bonuses earned by the named executive officers for services provided to Qurate Retail were paid directly by Qurate Retail. During 2021, the estimate of the allocable percentages of time spent performing services for Qurate Retail, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. The salaries, performance-based bonuses and certain perquisite information included in the “Summary Compensation Table” below
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reflect the portion of the compensation paid by and allocable to Liberty Media and do not reflect the portion of the compensation allocable to Qurate Retail and for which Qurate Retail reimbursed Liberty Media under the Qurate Retail Services Agreement.
OTHER SERVICES AGREEMENTS
In connection with each of the August 2014 spin-off of Liberty TripAdvisor from Qurate Retail and our November 2014 spin-off of Liberty Broadband, we entered into a services agreement with Liberty TripAdvisor and Liberty Broadband, respectively, pursuant to which we provide each of them certain administrative and management services, and each of them pays us a monthly management fee, the amount of which is subject to a quarterly review. For the year ended December 31, 2021, Liberty TripAdvisor and Liberty Broadband accrued aggregate management fees of $3.7 million and $13.7 million, respectively, payable to our company under the relevant services agreement.
In December 2019, each of the Service Companies’ services agreements were amended in connection with the 2019 Maffei Employment Agreement. Under the amended services agreements, our company is responsible for paying or providing annual base salary, perquisites and other employee benefits, severance benefits and certain reimbursements directly to Mr. Maffei, and a portion of these expenses are allocated to, and reimbursed by Liberty TripAdvisor and Liberty Broadband. Liberty TripAdvisor’s and Liberty Broadband’s allocable portions of Mr. Maffei’s 2021 compensation were 5% and 37%, respectively. Under the amended services agreements, each of Liberty TripAdvisor and Liberty Broadband establishes, and pays or grants directly to Mr. Maffei, that company’s allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and reimburses Liberty Media for its allocable portion of the other components of Mr. Maffei’s compensation, which amounts are therefore not reflected in the “Summary Compensation Table” below, and are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Agreement.”
The 2021 performance-based bonuses earned by each of the other named executive officers (other than Messrs. Malone and Maffei) for services provided to Liberty TripAdvisor and Liberty Broadband were paid directly by each respective Service Company.
SETTING EXECUTIVE COMPENSATION
In making compensation decisions for each named executive officer (other than Mr. Malone), our compensation committee considers the following:

Pay-Setting
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each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

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the financial performance of our company compared to internal forecasts and budgets;

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the scope of the named executive officer’s responsibilities;

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the competitive nature of the compensation packages offered based on general industry knowledge of the media, telecommunications and entertainment industries and periodic use of survey information provided by Mercer (US) Inc. (Mercer); and

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the performance of the group reporting to the named executive officer.

In addition, when setting compensation, our compensation committee considers the recommendations obtained from Mr. Maffei as to all elements of the compensation packages of Messrs. Wendling and Rosenthaler and Ms. Wilm. To make these recommendations, Mr. Maffei evaluates the performance and contributions of each such named executive officer. He also considers whether the pay packages afforded to such named executive officers are competitive and are aligned internally. He also evaluates the named executive officer’s performance against individual, department and corporate goals.
In December 2019, our compensation committee approved the 2019 Maffei Employment Agreement, which established his compensation for the term of the agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Arrangement” below. Prior to entering into the 2019 Maffei Employment Agreement, our compensation committee reviewed information from Mercer with respect to chief executive officer compensation packages
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at the companies described above (media, telecommunications, e-commerce and entertainment companies) and discussed with Mercer alternative equity award structures.
Mr. Malone’s compensation is governed by the terms of his employment agreement with our company. See “—Executive Compensation Arrangements—John C. Malone.”
ELEMENTS OF 2021 EXECUTIVE COMPENSATION
For 2021, the principal components of compensation for the named executive officers (other than Mr. Malone) were:
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base salary;

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a performance-based bonus, payable in cash;

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time-vested stock options and performance-based restricted stock units;

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perquisites and other limited personal benefits; and

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deferred compensation arrangements.

BASE SALARY
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance based, thereby aligning the interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Messrs. Malone and Maffei, whose salaries are set by their employment agreements), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers. Similarly, in accordance with the terms of his employment agreement, Mr. Malone’s fixed cash compensation is limited.
After completion of the annual review in December 2020, the 2021 base salaries of Messrs. Wendling and Rosenthaler and Ms. Wilm were increased by 18.5%, 16.2% and 8%, respectively, after a review of the competitive compensation packages offered to similarly situated executives in the media, telecommunications and entertainment industries, a cost-of-living adjustment and in the case of Ms. Wilm, consideration of her expanded role as our Chief Administrative Officer. For 2021, Mr. Maffei’s salary remained at $3,000,000, as prescribed by the 2019 Maffei Employment Agreement. Mr. Malone received no increase under the terms of his employment agreement.
2021 PERFORMANCE-BASED BONUSES
Overview. For 2021, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm. The 2021 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband (the Corporate Performance Bonus).
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Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
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Based on each named executive officers’ personal, department and corporate related goals

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Named executive officer provided a self-evaluation of their achievements, and in the case of Messrs. Wendling and Rosenthaler and Ms. Wilm, Mr. Maffei also provided an evaluation

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Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

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30% based on consolidated financial results of all subsidiaries and major investments within our company, Qurate Retail, Liberty TripAdvisor and Liberty Broadband

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10% based on consolidated revenue results

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10% based on consolidated Adjusted OIBDA results

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10% based on consolidated free cash flow results

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10% based on corporate level achievements such as merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for our company and each of the Service Companies. That bonus amount was split among, and payable directly by, our company and each of the Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2021, the portion of Mr. Maffei’s aggregate target bonus amount allocated to our company was 41% or $6,970,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor were 17% (or $2,890,000), 37% (or $6,290,000), and 5% (or $850,000), respectively.
Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm were assigned by our compensation committee in March 2021 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to and paid to each named executive officer directly by each of Liberty Media, Qurate Retail, Liberty Broadband and Liberty TripAdvisor in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to Liberty Media under this program was $13,940,000, $493,538, $902,977 and $903,312 for Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm, respectively (the LMC Maximum Performance Bonus).
The LMC Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement, and our company’s allocable portion of up to 200% of base pay for each of Messrs. Wendling and Rosenthaler and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Qurate Retail, Liberty Broadband and Liberty TripAdvisor was $5,780,000, $12,580,000 and $1,700,000, respectively, for Mr. Maffei, $204,638, $445,388 and $60,188, respectively, for Mr. Wendling, $374,405, $814,882 and $110,119, respectively, for Mr. Rosenthaler and $374,544, $815,184 and $110,160, respectively, for Ms. Wilm.
Each participant was entitled to receive from our company an amount (the LMC Maximum Individual Bonus) equal to 60% of the LMC Maximum Performance Bonus for that participant. The LMC Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary programs of the Service Companies, each participant was entitled to receive from the Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to each such Service Company subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of the Service Company. Our compensation committee believes this construct was appropriate in light of the services agreements with the Service Companies and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the LMC Maximum Corporate Bonus) equal to 40% of his or her LMC Maximum Performance Bonus, subject to reduction based on a determination of the consolidated
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corporate performance of our company and the Service Companies. Under the corollary programs of the Service Companies, each participant was entitled to receive from Qurate Retail, Liberty Broadband and Liberty TripAdvisor a bonus that is 40% of the Service Company’s allocable portion of the Maximum Performance Bonus, which were subject to reduction based on a determination of the consolidated corporate performance of our company, Qurate Retail, Liberty Broadband and Liberty TripAdvisor. In December 2021, our compensation committee and the compensation committees of the Service Companies, reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s LMC Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s LMC Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2021 were considered:
GREGORY B. MAFFEI
President and Chief Executive Officer

Performance Objectives:
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Provide leadership to management team to drive strategies, further enhance brand and increase shareholder value

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Support Formula 1 management and Sirius XM management in strategic initiatives

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Launch IPO of a special purpose acquisition company and pursue target for initial business combination

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Pursue synergistic acquisition and investment opportunities

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Pursue optimal capital structure for our company and subsidiaries, including development of additional capital funding strategies and sufficient liquidity, and assist with the same at subsidiaries and other interests as necessary

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Assist with strategy and succession planning at our company and subsidiaries; support development of our company’s management team

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Oversee extension of Braves mixed use development

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Continue to develop ESG program for our company

BRIAN J. WENDLING
Chief Accounting Officer and Principal Financial Officer

Performance Objectives:
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Ensure timely and accurate internal and external financial reports

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Continue development and training of accounting, reporting and internal audit staff

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Maintain a robust control environment at the corporate and subsidiary levels

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Actively support accounting, treasury, financial and compliance teams at Sirius XM, Formula 1 and Braves

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Assist with financial, accounting and compliance matters at our subsidiaries

• Participate alongside other executives in evaluating potential acquisition targets and strategic investments • Continue to improve cyber security profile
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EXECUTIVE COMPENSATION
ALBERT E. ROSENTHALER
Chief Corporate Development Officer

Performance Objectives:
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Lead corporate development efforts, including efforts involving Formula 1, Sirius XM and our company

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Identify possible acquisition targets; provide analysis and evaluation of potential transactions

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Evaluate strategic partnership opportunities for Formula 1

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Assist with creation and promotion of a special purpose acquisition company; evaluate possible acquisition targets

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Increase staffing as needed and oversee personal and departmental growth of corporate development team

RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
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Support corporate development in the evaluation of acquisition targets and strategic investments; provide legal support for execution of selected opportunities

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Assist with creation of a special purpose acquisition company; assist with target company evaluation

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Oversee executive recruiting and talent development at our company and provide support to other departments in professional development efforts

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Manage executive compensation arrangements, equity award programs and human resources function

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Support subsidiary legal departments with regard to litigation, corporate matters and compliance matters

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Support treasury and management in evaluation of capital structures and liquidity solutions; provide legal support for execution of selected opportunities

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Continue to develop and refine active government affairs program

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Support development of ESG initiative

Our compensation committee then considered the time allocated and services provided by each named executive officer to (i) our company, or (ii) the applicable Service Company. See “—Services Agreements” above.
Following a review of the above, our compensation committee determined to pay each participant the following portion of his or her LMC Maximum Individual Bonus:
Name	LMC Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$8,364,000	87.50%	$7,318,500
Brian J. Wendling	$296,123	81.25%	$240,600
Albert E. Rosenthaler	$541,786	81.25%	$440,201
Renee L. Wilm	$541,987	87.50%	$474,239
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her LMC Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee first reviewed forecasts of 2021 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for Sirius XM, Braves Holdings, LLC (Braves Holdings), Formula 1, QVC, HSN, Inc., Cornerstone Brands, Inc., Zulily, LLC, GCI Holdings, LLC, and proportionate shares of Live Nation, Charter and Tripadvisor, Inc. (Tripadvisor) (collectively, the Operating Companies), all of which forecasts were prepared in December 2021 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2021, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have affected the amounts paid under the corporate performance bonus portion of the program.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including
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acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Sirius XM, Live Nation, Charter, and Tripadvisor do not report Adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used Adjusted EBITDA as reported by Sirius XM, Charter, and Tripadvisor and Adjusted Operating Income (AOI) as reported by Live Nation. For a definition of Adjusted EBITDA as defined by Sirius XM, see Sirius XM’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 1, 2022. For a definition of Adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on January 28, 2022. For a definition of Adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 18, 2022. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2021, filed on February 23, 2022.
	(dollar amounts in millions)
	2021 Forecast	2021 Actual	Actual / Forecast
Revenue(1)	$44,328	$44,526	0.45%
Adjusted OIBDA(1)	$12,286	$12,317	0.25%
Free Cash Flow(1)(2)	$5,996	$6,304	5.14%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Qurate Retail, Liberty Broadband and Liberty TripAdvisor, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below.
Financial Measure	Percentage Payable
Revenue(1)	6% of a possible 10%
Adjusted OIBDA(1)	9% of a possible 10%
Free Cash Flow(1)(2)	8% of a possible 10%

Percentage payable was based on 2021 forecasted financial measures compared to 2021 budgeted financial measures, with a 7% payout if forecasted financial measures equaled budget financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (23% of a possible 30%, or 76.67%) to each participant of his or her LMC Maximum Corporate Bonus related to financial measures, as follows:
Name	LMC Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$4,182,000	76.67%	$3,206,200
Brian J. Wendling	$148,061	76.67%	$113,514
Albert E. Rosenthaler	$270,893	76.67%	$207,685
Renee L. Wilm	$270,994	76.67%	$207,762

In December 2021, our compensation committee considered combined corporate-level achievements for our company and each of the Service Companies in determining that 8.5% of a possible 10% of a portion of the LMC Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered
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merger and acquisition activity, investments, financings, ESG initiatives, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	LMC Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,394,000	85%	$1,184,900
Brian J. Wendling	$49,354	85%	$41,951
Albert E. Rosenthaler	$90,298	85%	$76,753
Renee L. Wilm	$90,331	85%	$76,782

Aggregate Results. The following table presents information concerning the aggregate 2021 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. Malone), after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate- Level Achievements	Total Bonus
Gregory B. Maffei	$7,318,500	$3,206,200	$1,184,900	$11,709,600
Brian J. Wendling	$240,600	$113,514	$41,951	$396,065
Albert E. Rosenthaler	$440,201	$207,685	$76,753	$724,639
Renee L. Wilm	$474,239	$207,762	$76,782	$758,782

Our compensation committee then noted that, when combined with the total 2021 performance-based bonus amounts paid by the Service Companies to the overlapping named executive officers, Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm received $26,730,752, $966,011, $1,767,413 and $1,850,688, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
Equity Incentive Compensation
The 2017 incentive plan provides, and prior to its expiration, the Liberty Media Corporation 2013 Incentive Plan (Amended and Restated as of March 31, 2015), as amended (the 2013 incentive plan) provided, for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date. In 2019 our compensation committee reviewed our grant practice and determined that it would be appropriate to request each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor to grant a portion of the equity awards granted to our named executive officers. Our compensation committee determined to allocate to each of Qurate Retail, Liberty Broadband and Liberty TripAdvisor a proportionate share of the aggregate equity grant value given to each named executive officer based 50% on relative market capitalization and 50% on relative time spent by our company’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value will be granted across all the companies by our compensation committee and the compensation committees of Qurate Retail, Liberty Broadband and Liberty TripAdvisor based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provides Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
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When structuring the 2019 Maffei Employment Agreement, our compensation committee considered a number of factors including the amount and structure of CEO compensation packages provided by companies in our industry, companies of comparable size and complexity, and companies that may compete with our company for executive talent. The compensation committee also considered the strategic direction and goals of our company and considered how best to incent achievement of those objectives. To further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with the company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company and the Service Companies in 2021 a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election. In 2021, our compensation committee granted a combination of time-vested stock options and performance-based RSUs to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 41% of Mr. Maffei’s aggregate annual equity award value for 2021, or $7,175,000. In accordance with the agreed upon allocation, $2,975,000 was granted in FWONK awards, $3,325,000 was granted in LSXMK awards, and $875,000 was granted in BATRK awards.
As a result, our compensation committee granted to Mr. Maffei 256,535 LSXMK time-vested options (the 2021 Maffei LSXMK options), 65,399 FWONK performance-based RSUs (the 2021 Maffei FWONK RSUs), and 30,552 BATRK performance-based RSUs (the 2021 Maffei BATRK RSUs). The 2021 Maffei LSXMK options had a grant date of March 10, 2021, a term of seven years, and a base price of $45.34, which was the closing price of LSXMK on the grant date. In addition, the stock options vested in full on December 31, 2021, and were subject to other applicable terms and conditions for option grants as set forth in the 2019 Maffei Employment Agreement. The 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs had a grant date of March 10, 2021 and vest only upon attainment of the performance objectives described below.
Our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting all of the 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs.
For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table below; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Qurate Retail’s Definitive Proxy Statement on Schedule 14A with respect to its 2022 annual meeting of stockholders; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Liberty TripAdvisor’s Definitive Proxy Statement on Schedule 14A with respect to its 2022 annual meeting of stockholders; and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” in Liberty Broadband’s Definitive Proxy Statement on Schedule 14A with respect to its 2022 annual meeting of stockholders.
Multiyear Equity Awards. Our compensation committee makes larger stock option grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest between two and four years after grant, rather than making annual grants over the same period. These multiyear grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. Messrs. Wendling and Rosenthaler and Ms. Wilm each received a multiyear stock option award in December 2020 (the 2020 NEO Multiyear Options), which equaled the value of, for Messrs. Wendling and Rosenthaler, the annual grants that were expected to be granted to each for the period from January 1, 2021 through December 31, 2023, and for Ms. Wilm, a top up in value over grants already made for the same period to reflect the increased responsibilities associated with her new role beginning in 2021 of Chief Administrative Officer. See the “Outstanding Equity Awards at Fiscal-Year End” table below for more information about the 2020 NEO Multiyear Options.
Annual Performance Awards. Consistent with our practice since December 2014 of granting a combination of multiyear stock options and annual performance awards to senior officers, our compensation committee granted annual performance RSUs to Messrs. Wendling and Rosenthaler and Ms. Wilm in March 2021. Our compensation committee
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granted to Messrs. Wendling and Rosenthaler and Ms. Wilm, 3,041, 5,494 and 5,494 LSXMK performance-based RSUs, respectively, 1,624, 2,933 and 2,933 BATRK performance-based RSUs, respectively, and 3,237, 5,847 and 5,847 FWONK performance-based RSUs, respectively, on March 10, 2021 (collectively, the 2021 Chief RSUs). The 2021 Chief RSUs would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee reviewed the 2021 financial performance of our company along with the 2021 personal performance of Messrs. Wendling and Rosenthaler and Ms. Wilm and considered the recommendations from Mr. Maffei, who recommended that our committee vest 100% of the 2021 Chief RSUs based on his assessment of their individual performance against the goals established in connection with the performance cash bonus program and his general observation of their leadership and executive performance. Accordingly, our compensation committee approved vesting in full of the 2021 Chief RSUs previously granted to Messrs. Wendling and Rosenthaler and Ms. Wilm.
Messrs. Malone and Maffei did not participate in the annual performance RSU program.
Perquisites and Other Personal Benefits
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees, such as matching contributions to the Liberty Media 401(k) Savings Plan and the payment of life insurance premiums) consist of:
•
limited personal use of corporate aircraft;

•
in the case of Mr. Maffei, payment of legal expenses pertaining to his employment arrangement;

•
occasional, personal use of an apartment in New York City owned by a subsidiary of our company, which is primarily used for business purposes, and occasional, personal use of a company car and driver;

•
a deferred compensation plan; and

•
in the case of Mr. Malone, an annual allowance of $1 million for personal expenses provided pursuant to the terms of his employment agreement (see “—Executive Compensation Arrangements—John C. Malone”).

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. Other than as contemplated by Mr. Malone’s employment agreement, we have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on our corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman and our Chief Executive Officer, our Chairman and our Chief Executive Officer and their guests may use the corporate aircraft for non-business purposes subject to specified limitations.
Pursuant to a February 5, 2013 letter agreement between us and Mr. Maffei, Mr. Maffei is entitled to 120 hours per year of personal flight time through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2021, pursuant to November 11, 2015 and December 13, 2019 letter agreements between us and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the company’s aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the Standard Industry Fare Level (SIFL) rates, for all personal use of our corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with our company for travel. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
The cost of Mr. Malone’s personal use of our corporate aircraft, calculated in accordance with SIFL, counts toward his $1 million personal expense allowance (described above).
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For disclosure purposes, we determine the aggregate incremental cost to the company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because the company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreements with Qurate Retail, Liberty TripAdvisor and Liberty Broadband, each of these companies pays us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Malone or Mr. Maffei using our corporate aircraft that are allocable to such company. For Mr. Maffei, allocations made to Qurate Retail, Liberty TripAdvisor and Liberty Broadband include his corporate aircraft use relating to such company’s business matters and each Service Company’s allocable portion of the approved personal use of our aircraft. Pursuant to our aircraft time sharing agreements with Mr. Maffei, Mr. Maffei was responsible for reimbursing us for costs associated with his 50 additional hours per year of personal flight time and such costs include the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of our aircraft is valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we may deduct for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
Deferred Compensation
To help accommodate the tax and estate planning objectives of the named executive officers, as well as other executives with the title of Assistant Vice President and above, our board of directors assumed the previously established Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated). Under that plan, participants could elect to defer up to 50% of their base salary and up to 100% of their cash performance bonus that were allocable to our company. Compensation deferred under the plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For, 2019, 2020, and 2021 the rate was 7.0%, 6.75% and 6.5%, respectively. Since September 2011, the named executive officers may not participate in the plan with respect to any portion of their cash performance bonuses paid by Qurate Retail or any other Service Company. For more information on this plan and the amendments that became effective January 1, 2016, see “—Executive Compensation Arrangements—2006 Deferred Compensation Plan and the “Nonqualified Deferred Compensation Plans” table below.
We provide Mr. Malone with certain deferred compensation arrangements that were entered into by our predecessors and assumed by us in connection with the various restructurings that we have undergone. Beginning in February 2009, Mr. Malone began receiving accelerated payments under those deferred compensation arrangements. For more information on these arrangements, see “—Executive Compensation Arrangements—John C. Malone” below.
Deductibility of Executive Compensation
In developing the 2021 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation
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of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Although some performance-based awards will not result in a compensation deduction after 2017, we believe the transition rules in effect for binding contracts in effect on November 2, 2017 should continue to allow certain of these awards to maintain their exemption from the $1 million annual deduction limitation for so long as such awards are not materially modified. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Recoupment Provisions
In those instances where we grant cash or equity-based incentive compensation, we include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Beginning in December 2020, we also began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to the company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
Stock Ownership Guidelines and Hedging Policies
Our board of directors has adopted stock ownership guidelines that generally require our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer, or in the case of Mr. Maffei, three times the value of the annual performance RSUs or annual option awards, as selected by Mr. Maffei, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally have five years from the date of their appointment to an executive officer role to comply with these guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2021 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
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Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
M. Ian G. Gilchrist
Andrea L. Wong
Larry E. Romrell
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SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/21)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)(8)(9)	Total ($)
John C. Malone Chairman of the Board	2021	2,925	—	—	—	—	181,387	933,432(10)	1,117,744
	2020	2,925	—	—	—	—	194,132	902,259(10)	1,099,316
	2019	2,925	—	—	—	—	205,494	1,240,689(10)	1,449,108
Gregory B. Maffei President and Chief Executive Officer	2021	1,230,000	—	3,954,951	3,521,474	11,709,600	667,127	492,617(11)(12)	21,575,769
	2020	871,880	—	8,343,047	24,981,192	11,743,600	537,468	645,875(11)(12)(13)	47,123,062
	2019	1,167,798	2,200,000	3,564,833	27,800,742	8,434,116	380,320	497,261(11)(12)(13)	44,045,070
Brian J. Wendling(14) Chief Accounting Officer and Principal Financial Officer	2021	535,670	—	337,126	—	396,065	143,037	27,332	1,439,230
	2020	401,250	—	388,327	961,684	520,935	96,448	23,893	2,392,537
	2019	362,842	—	381,415	—	462,015	48,294	32,373(15)	1,286,939
Albert E. Rosenthaler Chief Corporate Development Officer	2021	891,966	—	608,985	—	724,639	—	36,078	2,261,668
	2020	767,612	—	771,116	1,737,245	1,161,971	—	29,216	4,467,160
	2019	724,688	—	660,864	—	1,267,761	—	27,709	2,681,022
Renee L. Wilm(16) Chief Legal Officer and Chief Administrative Officer	2021	881,280	—	608,985	—	758,782	—	24,568	2,273,615
	2020	877,200	—	514,863	467,809	1,024,631	—	110,480(17)	2,994,983
	2019	242,308	—	146,653	2,155,738	315,975	—	53,828(17)	2,914,502

(1)
Represents only that portion of each named executive officer’s salary that was allocated to our company with respect to the years ended December 31, 2021, 2020 and 2019. For a description of the allocation of compensation between our company and Qurate Retail for 2019 and between our company and each of the Service Companies for 2020 and 2021, see “—Compensation Discussion and Analysis—Services Agreements” above. Pursuant to the 2019 Maffei Employment Agreement, beginning January 1, 2020 the amount of Mr. Maffei’s base salary allocable to our company was $1,320,000, but due to the financial impact of the coronavirus pandemic, for the period from April 4, 2020 through December 31, 2020, Mr. Maffei offered to waive the right to receive his base salary except for amounts sufficient to cover health insurance, flexible spending contributions and certain taxes. Mr. Maffei received an aggregate of $360,800 in cash salary during 2020. In consideration for the portion of Mr. Maffei’s 2020 base salary that he offered to waive and restructure (which totaled $959,200), we granted to Mr. Maffei RSUs, which had a grant date fair value of $511,080 (the 2020 CEO Salary Restructuring RSUs), and this amount is reflected in the Salary column of this Summary Compensation Table.

(2)
Represents only that portion of Mr. Maffei’s cash commitment bonus allocated to our company under the amended services agreements in connection with the 2019 Maffei Employment Agreement. For a description of the allocation of Mr. Maffei’s compensation among the Service Companies, see “—Compensation Discussion and Analysis—Services Agreements” above.

(3)
Reflects, as applicable, the grant date fair value of the RSUs (other than the 2020 CEO Salary Restructuring RSUs, the grant date fair value of which is reflected in the Salary column of this table in accordance with applicable SEC rules) and restricted shares granted to our named executive officers during 2021, 2020 and 2019. The table reflects the grant date fair value of the 2021 Maffei FWONK RSUs, 2021 Maffei BATRK RSUs, 2021 Chief RSUs, the performance-based RSUs granted to Messrs. Wendling and Rosenthaler and Ms. Wilm in 2020 and 2019, the performance-based RSUs granted to Mr. Maffei in 2019, the time-based RSUs granted to Mr. Wendling in 2019 and the RSUs and restricted shares granted to Messrs. Maffei, Wendling and Rosenthaler and Ms. Wilm in 2020 in connection with a rights offering to purchase LSXMK. A maximum payout equal to 1.5 times the target number of 2021 Maffei FWONK RSUs, 2021 Maffei BATRK RSUs and the RSUs granted to Mr. Maffei in 2019, or $4,462,500, $1,312,500 and $4,425,000, respectively, of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 15 to our consolidated financial statements for the year ended December 31, 2021 (which are included in our 2021 Form 10-K).

(4)
The grant date fair value of 2021, 2020 and 2019 stock option awards, including the 2021 Maffei LSXMK options, the options granted to Mr. Maffei in 2020 in satisfaction of our obligations under the 2019 Maffei Employment Agreement, the 2020 Maffei Term Options (as defined below) and the 2019 Maffei Term Options (as defined below), the multi-year stock option awards granted in 2020 to Messrs. Wendling and Rosenthaler and Ms. Wilm (the 2020 NEO Multiyear Options) and Ms. Wilm’s 2019 multi-year stock option award have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 15 to our consolidated financial statements for the year ended December 31, 2021 (which are included in the 2021 Form 10-K).

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(5)
Represents each named executive officer’s annual performance-based bonus.

(6)
Reflects the above-market earnings credited during 2021, 2020 and 2019 to the deferred compensation accounts of each applicable named executive officer. See “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Deferred Compensation,” “Executive Compensation—Executive Compensation Arrangements—John C. Malone,” and the “Nonqualified Deferred Compensation Plans” table below.

(7)
Included in this column are the following life insurance premiums paid on behalf of each of the named executive officers and allocated to our company under the 2019 Maffei Employment Agreement and the applicable amended services agreements:

	Amounts ($)
Name	2021	2020	2019
John C. Malone	2,781	4,635	4,635
Gregory B. Maffei	3,085	891	4,069
Brian J. Wendling	1,522	1,351	1,200
Albert E. Rosenthaler	6,094	6,094	5,869
Renee L. Wilm	1,368	1,471	414

(8)
We make available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

Beginning in 2020, the company’s named executive officers were afforded the opportunity to use a portion of Liberty Media’s fractional ownership contract with NetJets for personal use, provided that each such named executive officer or director was responsible for reimbursing Liberty Media for costs associated therewith. This opportunity expired on February 28, 2021. However, from time to time, with the approval of the Chief Executive Officer, our named executive officers are permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(9)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and we contribute a matching contribution that vests based upon the participant’s years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company receives reimbursements from Qurate Retail under the Qurate Retail Services Agreement for Qurate Retail’s allocable portion of the matching contribution for all of the named executive officers and from the other Service Companies under their respective services agreements for their respective allocable portion of the matching contributions for Mr. Maffei. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 – 2	33%
2 – 3	66%
3 or more	100%
Included in this column, with respect to each named executive officer are the following matching contributions made by and allocated to our company under the Liberty Media 401(k) Savings Plan in 2021, 2020 and 2019:
	Amounts ($)
Name	2021	2020	2019
John C. Malone	21,750	21,375	21,000
Gregory B. Maffei	11,890	12,540	23,240
Brian J. Wendling	25,810	22,515	22,680
Albert E. Rosenthaler	23,490	23,085	21,840
Renee L. Wilm	23,200	24,510	—
With respect to these matching contributions, all of our named executive officers are fully vested other than Ms. Wilm who is 66% vested.
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(10) Includes the following amounts which were allocated to our company under the Qurate Retail Services Agreement:
	Amounts ($)
	2021	2020	2019
Reimbursement for personal legal, accounting and tax services	45,000	45,000	45,000
Compensation related to personal use of corporate aircraft(a)	180,308	158,628	550,242
Tax payments made on behalf of Mr. Malone	680,663	670,339	617,152

(a)
Calculated based on aggregate incremental cost of such usage to our company.

Also includes miscellaneous personal expenses, such as courier charges.
(11)
Includes the following amounts which were allocated to our company under the 2019 Maffei Employment Agreement for 2021 and 2020 and under the Qurate Retail Services Agreement for 2019:

	Amounts ($)
	2021	2020	2019
Compensation related to personal use of corporate aircraft(a)	470,836	343,813	456,172

(a)
Calculated based on aggregate incremental cost of such usage to our company.

(12)
We own an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the years indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

(13)
Includes legal expenses paid on behalf of Mr. Maffei when negotiating the 2019 Maffei Employment Agreement, including $287,240 in 2020.

(14)
Mr. Wendling was promoted to the Principal Financial Officer role at our company in July 2019, and the Chief Accounting Officer role at our company in January 2020.

(15)
Includes miscellaneous travel expenses and a gift, with 81% of such gift’s cost being allocable to us pursuant to the Qurate Retail Services Agreement.

(16)
Ms. Wilm assumed the role of Chief Legal Officer of our company effective September 23, 2019, and the role of Chief Administrative Officer in January 2021.

(17)
Includes the following relocation expenses paid on behalf of Ms. Wilm:

Amounts ($)
2021	2020	2019
n/a	84,486	53,414
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EXECUTIVE COMPENSATION ARRANGEMENTS
JOHN C. MALONE
Mr. Malone’s employment agreement and his deferred compensation arrangements with our predecessor companies, as described below, have been assigned to our company. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600 (which was increased to $3,900 in 2014), subject to increase with board approval. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by the Qurate Retail compensation committee. Although the “Summary Compensation Table” above reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with SIFL, which aggregated $23,757 for use of the aircraft during the year ended December 31, 2021. Qurate Retail is allocated, and reimburses us for, portions of the other components of the payments/reimbursements to Mr. Malone described above.
In December 2008, the Qurate Retail compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, in advance of a termination event, in satisfaction of its obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by Qurate Retail’s predecessors (and which had been assumed by Qurate Retail). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. In 2013, we assumed these payment obligations.
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment at our election for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of $3,900 per annum, the lump sum severance payment). As described above, we assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder, and Qurate Retail will reimburse us for its allocated portion of any such lump sum severance payments made thereunder.
For a description of the effect of any termination event or a change in control of our company on his employment agreement, see “—Potential Payments Upon Termination or Change in Control” below
GREGORY B. MAFFEI
2019 Employment Arrangement
On December 13, 2019, our compensation committee approved a compensation arrangement with Mr. Maffei. The arrangement covers the terms of Mr. Maffei’s employment during a five year employment term beginning January 1, 2020 and ending December 31, 2024, with an annual base salary of $3 million (with no contracted increase) and a one-time cash commitment bonus of $5 million, an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee), upfront equity awards and annual equity awards. Mr. Maffei’s compensation arrangement was memorialized in the 2019 Maffei Employment Agreement, dated as of December 13, 2019.
The arrangement provides that, in the event Mr. Maffei is terminated for cause (as defined in the 2019 Maffei Employment Agreement), he will be entitled to only his accrued base salary, any unpaid expense reimbursements and any amounts due under applicable law, and he will forfeit any unvested portion of his Upfront Awards (as defined below). If Mr. Maffei is
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terminated by Liberty Media without cause or if Mr. Maffei terminates his employment for good reason (as defined in the 2019 Maffei Employment Agreement), subject to the execution of releases by our company and Mr. Maffei in a form to be mutually agreed, he is entitled to (i) his accrued base salary, any accrued but unpaid bonus for the prior completed year, any unpaid expense reimbursements and any amounts due under applicable law (the Standard Entitlements), (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months, (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, (iv) full vesting of his Upfront Awards and full vesting of the Annual Awards (as defined below) for the year in which the termination occurs (including the grant and full vesting of such Annual Awards if the termination occurs before they have been granted), (v) a lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, (vi) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Liberty Media, Qurate Retail, Liberty TripAdvisor and Liberty Broadband, and (vii) continued use for 12 months after such termination of certain services and perquisites provided by our company, including continued aircraft benefits consistent with those provided to him during the period of his employment (collectively referred to as the Severance Benefits). If Mr. Maffei terminates his employment without good reason (as defined in the 2019 Maffei Employment Agreement), he will be entitled to the Standard Entitlements, pro rata vesting of the Upfront Awards (based on the number of days that have elapsed during the four-year vesting period), pro rata vesting of his Annual Awards for the year of termination (based on the elapsed number of days in the calendar year of termination) and a pro rata portion of $17 million (based on the elapsed number of days in the calendar year of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of LSXMK, BATRK and FWONK and/or the common stock of other Service Companies. Any Annual Performance RSUs for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by our compensation committee (at a level not less than 100% of the target award). Lastly, in the case of Mr. Maffei’s death or disability, he will be entitled to the Severance Benefits. The 2019 Maffei Employment Agreement also contains other customary terms and conditions.
Maffei Term Equity Awards
In connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) to be granted in two equal tranches. The first tranche of the Upfront Awards was granted in December 2019 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor that vest, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 15, 2023), subject to Mr. Maffei’s continued employment, except as described below. Liberty Media’s portion of the Upfront Awards granted in December 2019 had an aggregate grant date fair value of $19,800,000 and consisted of stock options to purchase 927,334 LSXMK shares, 313,342 BATRK shares and 588,954 FWONK shares, with exercise prices of $47.11, $29.10 and $43.85, respectively, each with a term of seven years (the 2019 Maffei Term Options).
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor. The Upfront Awards granted in December 2020 will vest, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vests on December 7, 2024), subject to Mr. Maffei’s continued employment, except as described below. Liberty Media’s portion of the Upfront Awards granted in December 2020 had an aggregate grant date fair value of $18,450,000 and consisted of stock options to purchase 665,140 LSXMK shares, 352,224 BATRK shares and 544,508 FWONK shares, with exercise prices of $42.13, $26.36 and $43.01, respectively, each with a term of seven years (the 2020 Maffei Term Options).
Annual Awards
The aggregate grant date fair value of Mr. Maffei’s annual equity awards is $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and is comprised of awards of time-vested stock options (the Annual Options),
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EXECUTIVE COMPENSATION
performance-based restricted stock units (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and each of the Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of the applicable Service Company with respect to its respective allocable portion of the Annual Performance RSUs. At Liberty Media, Mr. Maffei’s annual equity awards will be issued with respect to LSXMK, BATRK and FWONK. For a description of Mr. Maffei’s Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards.”
Aircraft Usage
We are party to a February 5, 2013 letter agreement with Mr. Maffei, pursuant to which he is entitled to personal use of corporate aircraft not to exceed 120 hours of flight time per year through the first to occur of (i) the termination of his employment, subject to any continued right to use the corporate aircraft as described below or pursuant to the terms of his employment arrangement in effect at the time of the termination or (ii) the cessation of ownership or lease of corporate aircraft. During 2020, pursuant to the November 11, 2015 and December 13, 2019 letter agreements between us and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage through the first to occur of (i) the termination of his employment or (ii) the cessation of ownership or lease of corporate aircraft. If Mr. Maffei’s employment is terminated due to disability, for good reason or without cause, Mr. Maffei would be entitled to continued use of the company’s aircraft for 12 months after termination of his employment. Mr. Maffei incurs taxable income, calculated in accordance with the SIFL value, for all personal use of our corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurs taxable income at the SIFL rates minus amounts paid under time sharing agreements with our company. Pursuant to our aircraft time sharing agreements with Qurate Retail, Liberty TripAdvisor and Liberty Broadband, such entities pay us for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei using our corporate aircraft that are allocable to these entities. Qurate Retail, Liberty TripAdvisor and Liberty Broadband reimburse us for Mr. Maffei’s use of our corporate aircraft for such entity’s business, as the case may be, while Qurate Retail also reimburses us for Mr. Maffei’s personal use of our corporate aircraft. Pursuant to our aircraft time sharing agreements with Mr. Maffei, Mr. Maffei reimburses us for costs associated with his up to 50 hours of personal use of our corporate aircraft under the November 11, 2015 and December 13, 2019 letter agreements. Flights where there are no passengers on company-owned aircraft are not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei if the flight department determines that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would be disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company-owned aircraft.
Equity Incentive Plans
The 2017 incentive plan is administered by the compensation committee of our board of directors. The compensation committee has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2017 incentive plan is designed to provide additional remuneration to certain employees and independent contractors for exceptional service and to encourage their investment in our company. Our compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2017 incentive plan (collectively, incentive plan awards).
As of December 31, 2021, the maximum number of shares of our common stock with respect to which incentive plan awards may be issued under the 2017 incentive plan is 50,000,000, subject to anti-dilution and other adjustment provisions of the 2017 incentive plan. With limited exceptions, under the 2017 incentive plan, no person may be granted in any calendar year incentive plan awards covering more than 8,000,000 shares of our common stock (subject to anti-dilution and other adjustment provisions of the 2017 incentive plan) nor may any person receive under the 2017 incentive plan payment for cash incentive plan awards during any calendar year in excess of $10 million. However, no nonemployee director may be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of $2 million. Shares of our common stock issuable pursuant to incentive plan awards made under the 2017 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2017 incentive plan has a five-year term. If the 2022 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the 2017 incentive plan.
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In 2013, our company’s board of directors adopted the Liberty Media Corporation Transitional Stock Adjustment Plan (the TSAP, and together with the 2013 incentive plan and the 2017 incentive plan, the existing incentive plans). The TSAP governs the terms and conditions of equity incentive awards with respect to our common stock issued in connection with adjustments made to equity incentive awards relating to our predecessor’s common stock that were granted prior to 2013. No further grants are permitted under the TSAP.
2006 Deferred Compensation Plan
Our company maintains the Liberty Media Corporation 2006 Deferred Compensation Plan (as amended and restated, the 2006 deferred compensation plan), under which officers at the level of Assistant Vice President and above are eligible to elect to defer up to 50% of such officer’s annual base salary and 100% of cash performance bonuses. These deferral elections must be made in advance of certain deadlines and may include (1) the selection of a payment date, which generally may not be later than 30 years from the end of the year in which the applicable compensation is initially deferred, and (2) the form of distribution, such as a lump-sum payment or substantially equal annual installments over two to five years for elections made prior to January 1, 2016 or two to ten years for elections made on or after January 1, 2016.
In addition to the accelerated distribution events described under “Potential Payments Upon Termination or Change in Control” below, at the eligible officer’s request, if the compensation committee determines that such officer has suffered a financial hardship, it may authorize immediate distribution of amounts deferred under the 2006 deferred compensation plan.
Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received prior to 2015 would earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the 2006 deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For amounts deferred on or after January 1, 2015, the compensation committee may not change the applicable interest rate in effect after a change of control has occurred. For 2021 the rate was 6.5%.
Our board of directors reserves the right to terminate the 2006 deferred compensation plan at any time. An optional termination by our board of directors will not result in any distribution acceleration.
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2021, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2021, which consisted of employees located in the U.S., Belgium, Canada, the Dominican Republic, Germany, Malaysia, Philippines, Romania, the United Kingdom and Venezuela, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, Sirius XM, Formula 1 and Braves Holdings, on that date. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2021, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2021. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined that the median employee’s total compensation for calendar year 2021, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above.
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EXECUTIVE COMPENSATION
The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$21,575,769
Median Employee Total Annual Compensation	$162,742
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	133:1
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GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2021 to the named executive officers (other than Mr. Malone, who did not receive any grants).
Name	Grant Date	Committee Action Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(3)
Gregory B. Maffei
	03/10/2021(4)		—	6,970,000	13,940,000	—	—	—	—	—	—	—
LSXMK	03/10/2021		—	—	—	—	—	—	—	256,535(5)	45.34	3,521,474
BATRK	03/10/2021(6)		—	—	—	—	30,552	45,828	—	—	—	954,444
FWONK	03/10/2021(6)		—	—	—	—	65,399	98,099	—	—	—	3,000,506
Brian J. Wendling
	03/10/2021(4)		—	246,769	493,538	—	—	—	—	—	—	—
LSXMK	03/10/2021(6)		—	—	—	—	3,041	—	—	—	—	137,879
BATRK	03/10/2021(6)		—	—	—	—	1,624	—	—	—	—	50,734
FWONK	03/10/2021(6)		—	—	—	—	3,237	—	—	—	—	148,514
Albert E. Rosenthaler
	03/10/2021(4)		—	451,489	902,977	—	—	—	—	—	—	—
LSXMK	03/10/2021(6)		—	—	—	—	5,494	—	—	—	—	249,098
BATRK	03/10/2021(6)		—	—	—	—	2,933	—	—	—	—	91,627
FWONK	03/10/2021(6)		—	—	—	—	5,847	—	—	—	—	268,260
Renee L. Wilm
	03/10/2021(4)		—	451,656	903,312	—	—	—	—	—	—	—
LSXMK	03/10/2021(6)		—	—	—	—	5,494	—	—	—	—	249,098
BATRK	03/10/2021(6)		—	—	—	—	2,933	—	—	—	—	91,627
FWONK	03/10/2021(6)		—	—	—	—	5,847	—	—	—	—	268,260
(1)
Our 2021 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2021 performance-based bonus program. The amounts in the Maximum column represent the maximum amount that could have been payable to each executive officer. For more information on this performance bonus program, see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—2021 Performance-based Bonuses” above. For the actual bonuses paid by our company see the amounts included for 2021 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2021 Maffei FWONK RSUs, the 2021 Maffei BATRK RSUs and the 2021 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2021 Maffei FWONK RSUs, the 2021 Maffei BATRK RSUs and the 2021 Chief RSUs, the amount in the Target column represents the target amount that would have been payable to the named executive officer assuming achievement of the target performance goals. For the actual 2021 Maffei FWONK RSUs, 2021 Maffei BATRK RSUs and the 2021 Chief RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards” above.

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EXECUTIVE COMPENSATION
(3)
With respect to the 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs, the amount in the Maximum column represents the maximum amount that would have been payable assuming maximum achievement of the performance goals. For the actual 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs that vested see “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” above.

(4)
Reflects the date on which our compensation committee established the terms of the 2021 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—2021 Performance-based Bonuses.”

(5)
Vested in full on December 31, 2021.

(6)
Reflects the date on which our compensation committee established the terms of the 2021 Maffei FWONK RSUs, 2021 Maffei BATRK RSUs and the 2021 Chief RSUs as described under “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” and “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Annual Performance Awards” above.

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EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2021 and held by the named executive officers (with the exception of John C. Malone, who had no outstanding equity awards as of December 31, 2021).
	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
LSXMK	348,109	—	—	31.44	03/31/2022	—	—	—	—
LSXMK	62,339	—	—	30.26	03/15/2023	—	—	—	—
LSXMK	724,228	—	—	31.07	03/29/2023	—	—	—	—
LSXMK	897,694	—	—	36.78	05/11/2024	—	—	—	—
LSXMK	22,465	—	—	36.78	05/11/2024	—	—	—	—
LSXMK	632,752	—	—	42.50	03/05/2025	—	—	—	—
LSXMK	94,913	—	—	40.53	03/06/2026	—	—	—	—
LSXMK	396,283	—	—	40.53	03/06/2026	—	—	—	—
LSXMK	—	927,334(1)	—	47.11	12/15/2026	—	—	—	—
LSXMK	387,603	—	—	39.87	03/11/2027	—	—	—	—
LSXMK	—	665,140(2)	—	42.13	12/10/2027	—	—	—	—
LSXMK	256,535	—	—	45.34	03/10/2028	—	—	—	—
BATRK	33,491	—	—	18.15	03/31/2022	—	—	—	—
BATRK	6,255	—	—	17.47	03/15/2023	—	—	—	—
BATRK	74,322	—	—	17.94	03/29/2023	—	—	—	—
BATRK	133,594	—	—	23.51	03/30/2024	—	—	—	—
BATRK	15,283	—	—	23.51	03/30/2024	—	—	—	—
BATRK	46,052	—	—	23.34	03/05/2025	—	—	—	—
BATRK	6,908	—	—	27.73	03/06/2026	—	—	—	—
BATRK	—	313,342(1)	—	29.10	12/15/2026	—	—	—	—
BATRK	136,528	—	—	20.07	03/11/2027	—	—	—	—
BATRK	—	352,224(2)	—	26.36	12/10/2027	—	—	—	—
FWONK	83,682	—	—	18.14	03/31/2022	—	—	—	—
FWONK	15,631	—	—	17.46	03/15/2023	—	—	—	—
FWONK	185,703	—	—	17.93	03/29/2023	—	—	—	—
FWONK	171,299	—	—	33.92	03/30/2024	—	—	—	—
FWONK	138,655	—	—	31.99	03/05/2025	—	—	—	—
FWONK	20,798	—	—	33.94	03/06/2026	—	—	—	—
FWONK	205,149	—	—	33.94	03/06/2026	—	—	—	—
FWONK	—	588,954(1)	—	43.85	12/15/2026	—	—	—	—
FWONK	246,310	—	—	28.61	03/11/2027	—	—	—	—
FWONK	—	544,508(2)	—	43.01	12/10/2027	—	—	—	—
RSU Awards
BATRK	—	—	—	—	—	—	—	30,552(3)	858,511
FWONK	—	—	—	—	—	—	—	65,399(3)	4,135,833
Brian J. Wendling
Option Awards
LSXMK	39,838	—	—	30.51	05/12/2023	—	—	—	—
LSXMK	—	34,366(4)	—	42.13	12/10/2027	—	—	—	—
BATRK	4,655	—	—	17.62	05/12/2022	—	—	—	—
BATRK	8,111	—	—	17.62	05/12/2023	—	—	—	—
BATRK	—	13,649(4)	—	26.36	12/10/2027	—	—	—	—
FWONK	10,267	—	—	17.61	05/12/2023	—	—	—	—
FWONK	—	28,960(4)	—	43.01	12/10/2027	—	—	—	—
RSU Awards
LSXMK	—	—	—	—	—	—	—	3,041(3)	154,635
BATRK	—	—	—	—	—	—	—	1,624(3)	45,634
FWONK	—	—	—	—	—	—	—	3,237(3)	204,708
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	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Albert E. Rosenthaler
Option Awards
LSXMK	193,774	—	—	32.63	03/04/2023	—	—	—	—
LSXMK	39,384	—	—	39.21	03/20/2024	—	—	—	—
LSXMK	—	62,080(4)	—	42.13	12/10/2027	—	—	—	—
BATRK	19,264	—	—	18.84	03/04/2023	—	—	—	—
BATRK	5,031	—	—	22.96	03/20/2024	—	—	—	—
BATRK	—	24,656(4)	—	26.36	12/10/2027	—	—	—	—
FWONK	48,134	—	—	18.83	03/04/2023	—	—	—	—
FWONK	19,331	—	—	33.85	03/20/2024	—	—	—	—
FWONK	—	52,316(4)	—	43.01	12/10/2027	—	—	—	—
RSU Awards
LSXMK	—	—	—	—	—	—	—	5,494(3)	279,370
BATRK	—	—	—	—	—	—	—	2,933(3)	82,417
FWONK	—	—	—	—	—	—	—	5,847(3)	369,764
Renee L. Wilm
Option Awards
LSXMK	—	88,939(5)	—	46.98	11/13/2026	—	—	—	—
LSXMK	—	16,717(4)	—	42.13	12/10/2027	—	—	—	—
BATRK	—	34,709(5)	—	27.73	11/13/2026	—	—	—	—
BATRK	—	6,639(4)	—	26.36	12/10/2027	—	—	—	—
FWONK	—	74,859(5)	—	42.97	11/13/2026	—	—	—	—
FWONK	—	14,088(4)	—	43.01	12/10/2027	—	—	—	—
RSU Awards
LSXMK	—	—	—	—	—	—	—	5,494(3)	279,370
BATRK	—	—	—	—	—	—	—	2,933(3)	82,417
FWONK	—	—	—	—	—	—	—	5,847(3)	369,764

(1)
Vests on December 31, 2023.

(2)
Vests on December 31, 2024.

(3)
Represents the target number of 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs that Mr. Maffei could earn and the target number of 2021 Chief RSUs that each of Messrs. Wendling and Rosenthaler and Ms. Wilm could earn based on performance in 2021.

(4)
Vests 50% on December 10, 2022 and 50% on December 10, 2023.

(5)
Vests 50% on September 23, 2022 and 50% on September 23, 2023.

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EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers (with the exception of Mr. Malone, who had no exercises of vested options or vesting of RSUs) during the year ended December 31, 2021.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)(1)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
LSXMK	3,337,193	64,941,776	—	—
BATRK	333,910	3,873,356	—	—
FWONK	834,316	36,576,413	—	—
Brian J. Wendling
LSXMK	85,818	1,556,957	3,057	138,604
BATRK	—	—	1,482	46,327
FWONK	21,631	701,128	3,466	160,996
Albert E. Rosenthaler
LSXMK	—	—	6,294	285,370
BATRK	11,816	81,906	3,051	95,374
FWONK	—	—	7,135	331,421
Renee L. Wilm
LSXMK	—	—	5,057	229,284
BATRK	—	—	2,451	76,618
FWONK	—	—	5,733	266,298

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

LIBERTY MEDIA CORPORATION / 73

EXECUTIVE COMPENSATION
NONQUALIFIED DEFERRED COMPENSATION PLANS
The following table sets forth information regarding the nonqualified deferred compensation plans in which our named executive officers participated during the year ended December 31, 2021. Mr. Maffei maintained his account under the 2006 deferred compensation plan and Mr. Wendling made contributions to the 2006 deferred compensation plan. See “—Executive Compensation Arrangements—2006 Deferred Compensation Plan” for more information. Mr. Malone’s deferred compensation arrangements are described under “—Executive Compensation Arrangements—John C. Malone.” During 2021, Mr. Rosenthaler and Ms. Wilm did not participate in any deferred compensation arrangements.
Name	Executive contributions in 2021 ($)	Registrant contributions in 2021 ($)	Aggregate earnings in 2021 ($)(1)	Aggregate withdrawals/ distributions ($)	Aggregate balance at 12/31/21 ($)(1)(2)
John C. Malone	—	—	1,890,562	(3,082,818)	14,412,467
Gregory B. Maffei	—	—	785,959	—	9,229,577
Brian J. Wendling	407,911	—	181,376	—	3,228,656
Albert E. Rosenthaler	—	—	—	—	—
Renee L. Wilm	—	—	—	—	—

(1)
Of these amounts, the following were reported in the “Summary Compensation Table” as above-market earnings that were credited to the named executive officer’s deferred compensation account during 2021:

Name	Amount ($)
John C. Malone	181,387
Gregory B. Maffei	667,127
Brian J. Wendling	143,037
Albert E. Rosenthaler	—
Renee L. Wilm	—

(2)
In our prior year proxy statements, we reported the following above-market earnings that were credited as interest to the applicable officer’s deferred compensation accounts during the years reported:

	Amount ($)
Name	2020	2019
John C. Malone	194,132	205,494
Gregory B. Maffei	537,468	380,320
Brian J. Wendling	96,448	48,294
Albert E. Rosenthaler	—	—
Renee L. Wilm	—	—
74 / 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2021, which was the last business day of our last completed fiscal year. For purposes of the following table, we have assumed that Mr. Maffei’s employment had terminated at each of Liberty Media and the other Service Companies. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market prices on December 31, 2021 for our LSXMK common stock, which was $50.85, our BATRK common stock, which was $28.10, and our FWONK common stock, which was $63.24. Any option awards held by the named executive officers that had an exercise price that was more than the closing market price of our LSXMK common stock, BATRK common stock and FWONK common stock on December 31, 2021 have been excluded from the table below. For all other option awards, the value of the options shown in the table is based on the spread between the exercise price of the award and the applicable closing market price. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers (other than Mr. Malone) has received awards and payments under the existing incentive plans, and each of our named executive officers is eligible to participate in our deferred compensation plan. Additionally, each of Messrs. Malone and Maffei is entitled to certain payments and acceleration rights upon termination under his respective employment agreement.
No immediate distributions under the 2006 deferred compensation plan are permitted as a result of a termination for cause or a termination without cause or for good reason (other than pursuant to the compensation committee’s right to distribute certain de minimis amounts from an officer’s deferred compensation account). In addition, we do not have an acceleration right to pay out account balances to the named executive officers upon a voluntary termination or a termination due to death or disability. However, the named executive officer may file an election at the time of the deferral to receive distributions under the 2006 deferred compensation plan upon his or her separation from service, including any of the types of termination above. For purposes of the tabular presentation below, we have assumed that the named executive officer has elected to receive payout of all deferred compensation upon his separation from service, including interest. The 2006 deferred compensation plan also provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation below).
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Agreement,” which are incorporated by reference herein):
Voluntary Termination
Each of the named executive officers (other than Mr. Malone) holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer (other than Mr. Malone) would typically only have a right to the equity grants that vested prior to his or her termination date. However, if Mr. Maffei had voluntarily terminated his employment (and assuming such termination occurred after the close of business on December 31, 2021), (i) his 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee and (ii) his 2019 Maffei Term Options and 2020 Maffei Term Options would have been subject to pro rata vesting (based on the number of days elapsed during the four-year vesting period). Mr. Maffei would have been entitled to certain other benefits upon a voluntary termination of his employment with our company as of December 31, 2021. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above. Mr. Wendling, Mr. Rosenthaler and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
LIBERTY MEDIA CORPORATION / 75

EXECUTIVE COMPENSATION
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause” (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights). However, if Mr. Maffei’s employment had been terminated for cause after the close of business on December 31, 2021, his 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. The existing incentive plans, which govern the awards unless there is a different definition in the applicable award agreement, define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, “cause,” as defined in the award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the board of directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights to exercise vested options or similar rights following a termination for cause under his equity award agreements. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
Termination Without Cause or for Good Reason
Mr. Malone does not have any outstanding equity awards. As of December 31, 2021, Mr. Maffei’s unvested equity awards consisted of the 2019 Maffei Term Options, the 2020 Maffei Term Options and the 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs. Upon a termination of his employment by our company without cause (as defined in the 2019 Maffei Employment Agreement) or by him for good reason (as defined in the 2019 Maffei Employment Agreement), the 2019 Maffei Term Options and 2020 Maffei Term Options would have vested in full and, assuming such termination occurred after the close of business on December 31, 2021, his 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Each of Mr. Malone and Mr. Maffei is entitled to severance payments and/or other benefits upon a termination of his employment without cause or for good reason. See “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
As of December 31, 2021, Messrs. Wendling’s and Rosenthaler’s only unvested equity awards were their 2020 NEO Multiyear Options and 2021 Chief RSUs. Ms. Wilm’s only unvested equity awards as of December 31, 2021 were her 2019 multi-year stock option award, 2020 NEO Multiyear Options and 2021 Chief RSUs. Upon a termination of employment without cause, Ms. Wilm’s 2019 multi-year stock option award and the 2020 NEO Multiyear Options provide for vesting of a pro rata portion of each vesting tranche of the applicable award (based on the number of days that have elapsed from the grant date through the termination date, plus an additional 365 days, over the applicable tranche’s vesting period). Upon a termination without cause as of December 31, 2021, the 2021 Chief RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. None of Messrs. Wendling, Rosenthaler or Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
Death
In the event of death of any of the named executive officers, the existing incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards (except that, assuming Mr. Maffei’s death occurred after the close of business on December 31, 2021, the 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Each of Mr. Malone and Mr. Maffei is also entitled to certain payments and other benefits if he dies while employed by our company. See
76 / 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
“—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
No amounts are shown for payments pursuant to life insurance policies, which we make available to all our employees.
Disability
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the existing incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards (except that, assuming Mr. Maffei’s termination due to disability occurred after the close of business on December 31, 2021, the 2021 Maffei FWONK RSUs and Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee). Each of Mr. Malone and Mr. Maffei is also entitled to certain payments and other benefits upon a termination of his employment due to disability. See “—Executive Compensation Arrangements—John C. Malone” and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above.
No amounts are shown for payments pursuant to short-term and long-term disability policies, which we make available to all our employees.
Change in Control
In case of a change in control, the incentive plans provide for vesting of any outstanding options (other than the 2019 Maffei Term Options and the 2020 Maffei Term Options) and the lapse of restrictions on any RSU awards held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards (other than the 2019 Maffei Term Options and the 2020 Maffei Term Options) would vest at 100% of target performance in the case of a change in control described in the last bullet. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his right to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options and 2020 Maffei Term Options. For purposes of the tabular presentation below, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control.
LIBERTY MEDIA CORPORATION / 77

EXECUTIVE COMPENSATION
Benefits Payable Upon Termination or Change in Control
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
John C. Malone
Lump Sum Severance(1)	19,500	—	19,500	—	19,500	19,500
Installment Severance Plan(2)	13,915,297	13,915,297	13,915,297	13,915,297	13,915,297	13,915,297
1993 Deferred Compensation Arrangement(3)	1,707,243	1,707,243	1,707,243	1,300,070	1,707,243	1,707,243
1982 Deferred Compensation Arrangement(3)	20,129,383	20,129,383	20,129,383	13,112,397	20,129,383	20,129,383
Options	—	—	—	—	—	—
RSUs	—	—	—	—	—	—
Total	35,771,423	35,751,923	35,771,423	28,327,764	35,771,423	35,771,423
Gregory B. Maffei
Severance	6,970,000(4)	—	30,750,000(5)	30,750,000(5)	30,750,000(5)	—
Deferred Compensation	9,229,577(6)	9,229,577(6)	9,229,577(6)	9,229,577(6)	9,229,577(6)	9,229,577(7)
Options	103,688,918(8)	91,899,766(9)	124,216,101(10)	124,216,101(10)	124,216,101(10)	91,899,766(11)
RSUs	4,994,344(8)	4,994,344(9)	4,994,344(10)	4,994,344(10)	4,994,344(10)	4,994,344(11)
Perquisites(12)	—	—	291,458	—	291,458	—
Total	124,882,839	106,123,687	169,481,480	169,190,021	169,481,480	106,123,687
Brian J. Wendling
Deferred Compensation	3,228,656(6)	3,228,656(6)	3,228,656(6)	3,228,656(6)	3,228,656(6)	3,228,656(7)
Options	1,412,576(13)	—(14)	2,179,021(15)	2,321,857(16)	2,321,857(16)	2,321,857(17)
RSUs	—(13)	—(14)	404,977(15)	404,977(16)	404,977(16)	404,977(17)
Total	4,641,232	3,228,656	5,812,654	5,955,491	5,955,491	5,955,491
Albert E. Rosenthaler
Options	6,899,005(13)	—(14)	8,283,570(15)	8,541,597(16)	8,541,597(16)	8,541,597(17)
RSUs	—(13)	—(14)	731,551(15)	731,551(16)	731,551(16)	731,551(17)
Total	6,899,005	—	9,015,122	9,273,148	9,273,148	9,273,148
Renee L. Wilm
Options	—(13)	—(14)	2,070,443(15)	2,316,753(16)	2,316,753(16)	2,316,753(17)
RSUs	—(13)	—(14)	731,551(15)	731,551(16)	731,551(16)	731,551(17)
Total	—	—	2,801,994	3,048,304	3,048,304	3,048,304

(1)
Under Mr. Malone’s employment agreement, which was assigned to our company in 2013, if his employment had been terminated, as of December 31, 2021, at our election (other than for death or cause) (whether before or after a change in control) or upon Mr. Malone’s prior written notice, he would have been entitled to a lump sum severance payment of $19,500 payable upon termination, which is equal to five years of his current annual salary of $3,900. See “—Executive Compensation Arrangements—John C. Malone” above. Pursuant to the amended Qurate Retail Services Agreement, 25% of such lump sum severance payment would have been allocable to Qurate Retail.

(2)
As described above, Mr. Malone began receiving 240 consecutive monthly installment severance payments in February 2009 pursuant to the terms of his amended employment agreement. The number included in the table represents the aggregate amount of the payments remaining as of December 31, 2021. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. See “—Executive Compensation Arrangements—John C. Malone” above.

(3)
As described above, Mr. Malone began receiving 240 consecutive monthly payments of his deferred compensation plus interest, in February 2009 pursuant to the terms of his amended employment agreement, which our company assumed in 2013. The number included in the table represents the aggregate amount of these payments remaining as of December 31, 2021. With respect to periods following the termination of his employment, the foregoing payments are conditioned on Mr. Malone’s compliance with the confidentiality, non-competition, non-solicitation and non-interference covenants contained in his employment agreement. If Mr. Malone’s employment had been terminated, as of December 31, 2021, as a result of his death, his beneficiaries would have instead been entitled to a lump sum payment of the unamortized principal balance of the remaining deferred compensation payments, and the compliance conditions described above would be inapplicable. See “—Executive Compensation Arrangements—John C. Malone” above.

(4)
If Mr. Maffei had voluntarily terminated his employment without good reason (as defined in the 2019 Maffei Employment Agreement) as of December 31, 2021, he would have been entitled to receive in a lump sum a prorated amount of $17 million, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See

78 / 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
“—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above. Liberty Media is responsible for paying the full severance payment and each of the Service Companies would be responsible for reimbursing us for their allocable portion of this payment. Therefore, the table above reflects only Liberty Media’s allocable portion (which was 41% as of December 31, 2021) of such amount.
(5)
If Mr. Maffei’s employment had been terminated by Liberty Media as of December 31, 2021 without cause (as defined in the 2019 Maffei Employment Agreement), by him for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specified period following a change in control), in each case, subject to execution of a mutual release, or due to Mr. Maffei’s death or disability, he would have been entitled to receive (i) a payment of two times his 2021 base salary payable in 24 equal monthly installments, (ii) fully vested shares of common stock with an aggregate grant date fair value of $35 million, (iii) a lump sum payment of an amount equal to two times his average annual bonus paid for the two calendar years prior to separation, but in no event an amount that is less than two times his aggregate target bonus of $17 million and (iv) a lump sum cash payment equal to the greater of (x) $17 million or (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination, with up to 25% of such amount payable in shares of common stock as set forth in more detail in the 2019 Maffei Employment Agreement. See “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Employment Arrangement” above. Liberty Media is responsible for paying the full severance payment and each of the Service Companies would be responsible for reimbursing us for their allocable portion of this payment. Therefore, the table above reflects only Liberty Media’s allocable portion (which was 41% as of December 31, 2021) of such amount. The amount in the table does not include the lump sum cash payment described in (iv) because Mr. Maffei had already been paid his 2021 cash bonus prior to December 31, 2021.

(6)
Under the 2006 deferred compensation plan, we do not and Qurate Retail does not have an acceleration right to pay out account balances to Messrs. Maffei or Wendling upon a termination of employment. However, Messrs. Maffei and Wendling had the right to file an election at the time of his initial deferral to receive distributions under the 2006 deferred compensation plan upon his separation from service, including under the termination scenarios in the table above. For purposes of the tabular presentation above, we have assumed that each of Messrs. Maffei and Wendling has elected to receive payout upon a separation from service of all deferred compensation, including interest.

(7)
The 2006 deferred compensation plan provides our compensation committee with the option of terminating the plan 30 days preceding or within 12 months after a change of control of Liberty Media and distributing the account balances (which option is assumed to have been exercised for purposes of the tabular presentation above).

(8)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2021 and (ii) the number of unvested options and RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without good reason as of December 31, 2021, he would have been entitled to pro rata vesting of the 2019 Maffei Term Options and the 2020 Maffei Term Options (based on the number of days that had elapsed over the four-year vesting period). Also, assuming such termination occurred after the close of business on December 31, 2021, the 2021 Maffei FWONK RSUs and the 2021 Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the 2019 Maffei Term Options related to BATRK shares is more than the closing market price of BATRK shares on December 31, 2021, no value has been included for these awards in the table. As described above, in “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2021 Maffei FWONK RSUs and all of the 2021 Maffei BATRK RSUs, which is reflected in the table above.

(9)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2021 and (ii) the number of unvested RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated for cause, he would have forfeited his 2019 Maffei Term Options and his 2020 Maffei Term Options, and, assuming such termination occurred after the close of business on December 31, 2021, the 2021 Maffei FWONK RSUs and the 2021 Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, in “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards” our compensation committee vested all of the 2021 Maffei FWONK RSUs and all of the 2021 Maffei BATRK RSUs, which is reflected in the table above.

(10)
Based on (i) the number of vested options held by Mr. Maffei at December 31, 2021 and (ii) the number of unvested options and RSUs that would vest pursuant to the following: If Mr. Maffei’s employment had been terminated without cause (as defined in the 2019 Maffei Employment Agreement), for good reason (as defined in the 2019 Maffei Employment Agreement) (whether before or within a specific period following a change in control) or due to Mr. Maffei’s death or disability, his 2019 Maffei Term Options and his 2020 Maffei Term Options would have vested in full and, assuming such terminations occurred after the close of business on December 31, 2021, the 2021 Maffei FWONK RSUs and the 2021 Maffei BATRK RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Because the exercise price of the 2019 Maffei Term Options related to BATRK shares is more than the closing market price of BATRK shares on December 31, 2021, no value has been included for these awards in the table. As described above, in “—Compensation Discussion and Analysis—Elements of 2021 Executive Compensation—Equity Incentive Compensation—Maffei Annual Equity Awards,” our compensation committee vested all of the 2021 Maffei FWONK RSUs and all of the 2021 Maffei BATRK RSUs, which is reflected in the table above.

LIBERTY MEDIA CORPORATION / 79

EXECUTIVE COMPENSATION
(11)
Based on the number of vested options held by Mr. Maffei at December 31, 2021 and the number of 2021 Maffei FWONK RSUs and 2021 Maffei BATRK RSUs. As described above, our compensation committee vested Mr. Maffei at 100% of his 2021 Maffei FWONK RSUs and his 2021 Maffei BATRK RSUs, which is reflected in the table above. A change in control (as defined in the 2019 Maffei Employment Agreement) of our company would provide Mr. Maffei with a short time period during which to exercise his rights to terminate his employment for good reason, which would result in vesting of his 2019 Maffei Term Options and his 2020 Maffei Term Options. For purposes of the tabular presentation above, we have assumed that Mr. Maffei does not exercise his right to terminate his employment for good reason in connection with a change in control of our company.

(12)
If Mr. Maffei’s employment had been terminated at our company’s election for any reason (other than cause) or by Mr. Maffei for good reason (as defined in his employment agreement) or by reason of disability, as of December 31, 2021, he would have been entitled to receive personal use of the corporate aircraft for 120 hours over a 12-month period. Perquisite amount of $710,874 represents the maximum potential cost of using the corporate aircraft for 120 hours based on an hourly average of the incremental cost of use of the corporate aircraft. The table above reflects only Liberty Media’s allocable portion of such amount (which was 41% as of December 31, 2021).

(13)
Each of Messrs. Wendling’s and Rosenthaler’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Messrs. Wendling’s or Rosenthaler’s employment had been terminated by him as of December 31, 2021. Ms. Wilm did not have any vested options as of December 31, 2021. The value of each of Messrs. Wendling’s and Rosenthaler’s vested options are included in the table. If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2021, all of the 2021 Chief RSUs, the 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 would have been forfeited.

(14)
If each of Messrs. Wendling and Rosenthaler and Ms. Wilm was terminated by Liberty Media for “cause” as of December 31, 2021, all of his or her outstanding option and RSU grants would have been forfeited.

(15)
Based on (i) the number of vested options held by such named executive officer as of December 31, 2021, (ii) the number of unvested options held by each named executive officer as of December 31, 2021 that would have vested pursuant to the forward vesting provisions in such named executive officer’s award agreements if he or she were terminated without cause as of December 31, 2021 and (iii) the number of 2021 Chief RSUs held by Messrs. Wendling and Rosenthaler and Ms. Wilm which would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above, our compensation committee vested 100% of the 2021 Chief RSUs, which is reflected in the table above.

(16)
Based on (i) the number of vested options held by the named executive officers as of December 31, 2021 and (ii) the number of unvested options and unvested RSUs held by the named executive officers as of December 31, 2021 that would vest pursuant to the following: If Messrs. Wendling’s or Rosenthaler’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2021, all of the 2021 Chief RSUs, the 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 would have vested.

(17)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2021 Chief RSUs, the 2020 NEO Multiyear Options and Ms. Wilm’s stock options granted in 2019 would have vested. The table includes the value of Messrs. Wendling’s and Rosenthaler’s vested options.

80 / 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2021 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
Liberty Media Corporation 2013 Incentive Plan (Amended and Restated as of March 31, 2015), as amended			—(1)
LSXMA	—	—
LSXMB	—	—
LSXMK	3,193,737	$33.12
BATRA	—	—
BATRB	—	—
BATRK	424,782	$20.15
FWONA	—	—
FWONB	—	—
FWONK	1,273,516	$28.43
Liberty Media Corporation 2013 Nonemployee Director Incentive Plan (Amended and Restated as of December 17, 2015), as amended			—(1)
LSXMA	—	—
LSXMB	—	—
LSXMK	71,585	$32.58
BATRA	—	—
BATRB	—	—
BATRK	9,103	$19.23
FWONA	—	—
FWONB	—	—
FWONK	16,358	$24.91
Liberty Media Corporation 2017 Omnibus Incentive Plan, as amended			29,384,503(2)
LSXMA	—	—
LSXMB	—	—
LSXMK	4,103,948	$43.31
BATRA	—	—
BATRB	—	—
BATRK	2,690,853	$26.79
FWONA	—	—
FWONB	—	—
FWONK	7,824,058	$35.37
Equity compensation plans not approved by security holders:
Liberty Media Corporation Transitional Stock Adjustment Plan, as amended			—(3)
LSXMA	—	—
LSXMB	—	—
LSXMK	—	—
BATRA	820	$12.35
BATRB	—	—
BATRK	836	$12.10
FWONA	1,025	$12.63
FWONB	—	—
FWONK	—	—
Total
LSXMA	—
LSXMB	—
LSXMK	7,369,270
BATRA	820
BATRB	—
BATRK	3,125,574
FWONA	1,025
FWONB	—
FWONK	9,113,932
			29,384,503

(1)
Upon adoption of the Liberty Media Corporation 2017 Omnibus Incentive Plan, the board of directors ceased making any further grants under the prior plans, including the Liberty Media Corporation 2013 Incentive Plan and the Liberty Media Corporation 2013 Nonemployee Director Incentive Plan.

LIBERTY MEDIA CORPORATION / 81

EXECUTIVE COMPENSATION
(2)
The Liberty Media Corporation 2017 Omnibus Incentive Plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(3)
The Liberty Media Corporation Transitional Stock Adjustment Plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards relating to our predecessor’s common stock that were granted prior to 2013. As a result, no further grants are permitted under this plan.

82 / 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of each series of our voting stock. All of such information is based on publicly available filings, unless otherwise known to us from other sources.
Unless otherwise indicated, the security ownership information is given as of February 28, 2022 and, in the case of percentage ownership information, is based upon (1) 100,093,809 LSXMA shares, (2) 9,802,232 LSXMB shares, (3) 221,629,567 LSXMK shares, (4) 10,313,703 BATRA shares, (5) 981,494 BATRB shares, (6) 41,494,540 BATRK shares, (7) 23,973,053 FWONA shares, (8) 2,445,666 FWONB shares and (9) 205,408,265 FWONK shares, in each case, outstanding on February 28, 2022. The percentage voting power is presented on an aggregate basis for all LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB shares.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LSXMA	1,115,428(1)	1.1	48.4
	LSXMB	9,455,341(1)	96.5
	LSXMK	16,065,993(1)	7.2
	BATRA	114,271(1)	1.1
	BATRB	945,532(1)	96.3
	BATRK	2,834,149(1)	6.8
	FWONA	268,630(1)	1.1
	FWONB	2,363,834(1)	96.7
	FWONK	4,190,350(1)	2.0
Berkshire Hathaway, Inc. 3555 Farnam Street Omaha, NE 68131	LSXMA	20,207,680(2)	20.2	8.4
	LSXMB	—	—
	LSXMK	43,208,291(2)	19.5
	BATRA	—	—
	BATRB	—	—
	BATRK	—	—
	FWONA	2,118,746(2)	8.8
	FWONB	—	—
	FWONK	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	LSXMA	5,957,905(3)	6.0	2.6
	LSXMB	9(3)	*
	LSXMK	10,522,219(3)	4.7
	BATRA	623,180(3)	6.0
	BATRB	—	—
	BATRK	2,410,822(3)	5.8
	FWONA	1,003,610(3)	4.2
	FWONB	—	—
	FWONK	14,093,499(3)	6.9
LIBERTY MEDIA CORPORATION / 83

Security Ownership of Certain Beneficial Owners and Management
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LSXMA	7,084,329(4)	7.1	*
	LSXMB	—	—
	LSXMK	14,317,521(4)	6.5
	BATRA	669,406(4)	6.5
	BATRB	—	—
	BATRK	1,863,153(5)	4.5
	FWONA	2,513,802(4)	10.5
	FWONB	—	—
	FWONK	17,125,987(4)	8.3
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	LSXMA	641,700(6)	*	1.4
	LSXMB	—	—
	LSXMK	488,630(6)	*
	BATRA	3,115,823(7)	30.2
	BATRB	—	—
	BATRK	1,200,626(6)	2.9
	FWONA	78,291(6)	*
	FWONB	—	—
	FWONK	95,369(6)	*
Ancient Art, L.P. 500 West 5th Street Suite 1110 Austin, TX 78701	LSXMA	—	—	*
	LSXMB	—	—
	LSXMK	—	—
	BATRA	—	—
	BATRB	—	—
	BATRK	—	—
	FWONA	2,389,703(8)	10.0
	FWONB	—	—
	FWONK	—	—
State of Wisconsin Investment Board 121 East Wilson Street Madison, WI 53703	LSXMA	610,328(9)	*	*
	LSXMB	—	—
	LSXMK	1,044,474(9)	*
	BATRA	—	—
	BATRB	—	—
	BATRK	350,999(9)	*
	FWONA	1,429,944(9)	6.0
	FWONB	—	—
	FWONK	421,442(9)	*
The Baupost Group, L.L.C. 10 St. James Avenue Suite 1700 Boston, MA 02116	LSXMA	4,975,000(10)	5.0	1.9
	LSXMB	—	—
	LSXMK	10,509,867(11)	4.7
	BATRA	—	—
	BATRB	—	—
	BATRK	—	—
	FWONA	—	—
	FWONB	—	—
	FWONK	—	—

*
Less than one percent

84 / 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(1)
Information with respect to shares of our common stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “Security Ownership of Management.”

(2)
Based on Form 13F, filed February 14, 2022, by Berkshire Hathaway, Inc. (Berkshire Hathaway), with respect to itself and certain related institutional investment managers, including Warren E. Buffett (Mr. Buffett), GEICO Corp. (GEICO), National Fire & Marine Insurance Co. (National Fire) and National Indemnity Co (National Indemnity), which Form 13F reports sole voting power, shared voting power, sole investment discretion, and shared investment discretion for shares of LSXMA, LSXMK and FWONA as follows:

	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Berkshire Hathaway and Mr. Buffett	LSXMA	4,308,117	—	—	4,308,117
	LSXMK	14,778,322	—	—	14,778,322
	FWONA	2,118,746	—	—	2,118,746
Berkshire Hathaway, Mr. Buffett and National Fire	LSXMA	933,391	—	—	933,391
	LSXMK	650,480	—	—	650,480
Berkshire Hathaway, Mr. Buffett and National Indemnity	LSXMA	1,827,072	—	—	1,827,072
	LSXMK	5,749,156	—	—	5,749,156
Berkshire Hathaway, Mr. Buffett, GEICO and National Indemnity	LSXMA	13,139,100	—	—	13,139,100
	LSXMK	22,030,333	—	—	22,030,333

(3)
Based on (i) Amendment No. 2 to Schedule 13G, filed February 1, 2022, by BlackRock, Inc. (BlackRock), with respect to its ownership of shares of FWONK, (ii) three separate filings, each an Amendment No. 5 to Schedule 13G filed February 1, 2022 by BlackRock, with respect to its ownership of shares of LSXMA, BATRA and BATRK, and (iii) Form 13F, filed February 10, 2022, by BlackRock with respect to its ownership of shares of LSXMB, LSXMK and FWONA, Blackrock has sole voting power, shared voting power, sole dispositive power/investment discretion, and shared dispositive power/investment discretion over these shares as provided in the following table. All shares covered by such filings are held by BlackRock and/or its subsidiaries.

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power/ Investment Discretion	Shared Dispositive Power / Investment Discretion
LSXMA	5,396,436	—	5,957,905	—
LSXMB	—	—	9	—
LSXMK	9,552,033	—	10,522,219	—
BATRA	612,745	—	623,180	—
BATRK	2,365,023	—	2,410,822	—
FWONA	1,003,610	—	820,222	—
FWONK	13,177,224	—	14,093,499	—

(4)
Based on (i) three separate filings with respect to LSXMA, LSXMK, and FWONK, each an Amendment No. 5 to Schedule 13G filed February 10, 2022 by The Vanguard Group (Vanguard), (ii) with respect to FWONA, Amendment No. 6 to Schedule 13G filed February 10, 2022 by Vanguard, and (iii) with respect to BATRA, Schedule 13G filed February 10, 2022 by Vanguard, which state that Vanguard, with respect to its ownership of shares of each of LSXMA, LSXMK, BATRA, FWONA and FWONK, has sole voting power, shared voting power, sole dispositive power, and shared dispositive power over these shares as follows:

Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
LSXMA	—	69,898	6,928,513	155,816
LSXMK	—	140,548	13,965,841	351,680
BATRA	—	28,581	627,017	42,389
FWONA	—	8,879	2,486,573	27,229
FWONK	—	132,331	16,862,071	263,916

(5)
Based on Form 13F, filed February 14, 2022, by Vanguard, with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co (Trust Co), and Vanguard Global Advisors, LLC (Global), which Form 13F

LIBERTY MEDIA CORPORATION / 85

Security Ownership of Certain Beneficial Owners and Management
reports sole voting power, shared voting power, sole investment discretion, and shared investment discretion for shares of BATRK as follows:
	Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
Vanguard	BATRK	—	—	1,766,920	—
Vanguard and Trust Co	BATRK	—	63,191	—	63,191
Vanguard and Global	BATRK	—	—	—	33,042

(6)
Based on Form 13F, filed February 11, 2022, by GAMCO Investors, Inc. (GBL), which reports that GBL has sole investment discretion over 641,700 LSXMA shares and sole voting power over 609,043 LSXMA shares, sole investment discretion over 488,630 LSXMK shares and sole voting power over 479,288 LSXMK shares, sole investment discretion over 1,200,626 BATRK shares and sole voting power over 1,102,199 BATRK shares, sole investment discretion over 78,291 FWONA shares and sole voting power over 73,536 FWONA shares, and sole investment discretion over 95,369 FWONK shares and sole voting power over 88,417 FWONK shares.

(7)
Based on Amendment No. 23 to Schedule 13D, filed on April 25, 2022, jointly by Gabelli Funds, LLC (Gabelli Funds), GAMCO Asset Management Inc. (GAMCO), MJG Associates, Inc. (MJG), Gabelli & Company Investment Advisers, Inc. (GCIA), GGCP, Inc. (GGCP), GBL, Associated Capital Group, Inc. (AC), Gabelli Foundation, Inc. (Foundation) and Mario J. Gabelli (Mr. Gabelli) with respect to BATRA shares. Mr. Gabelli is deemed to have beneficial ownership of the shares owned beneficially by each of such persons. AC, GBL and GGCP are deemed to have beneficial ownership of the shares owned beneficially by each of such persons other than Mr. Gabelli and the Foundation.

These entities have reported sole voting power, shared voting power, sole dispositive power and shared dispositive power over these shares as follows:
	Title of Series	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Gabelli Funds	BATRA	681,477	—	681,477	—
GAMCO	BATRA	2,181,029	—	2,266,836	—
MJG	BATRA	20,000	—	20,000	—
GCIA	BATRA	16,500	—	16,500	—
Mario J. Gabelli	BATRA	50,500	—	50,500	—
AC	BATRA	510	—	510	—
GGCP	BATRA	40,000	—	40,000	—
Foundation	BATRA	40,000	—	40,000	—

(8)
Based on Amendment No. 3 to Schedule 13G, filed February 14, 2022, by Ancient Art, L.P. (Ancient), Trango II, L.L.C. (Trango) and Quincy J. Lee, which states that each of Ancient, Trango and Mr. Lee has shared voting power and shared dispositive power over 2,389,703 FWONA shares.

(9)
Based on (i) Amendment No. 1 to Schedule 13G, filed January 10, 2022, by State of Wisconsin Investment Board (SOW) with respect to FWONA, which states that SOW has sole voting power and sole dispositive power over 1,429,944 shares, and (ii) Form 13F, filed February 11, 2022, by SOW, which states that SOW, with respect to its ownership of shares of each of LSXMA, LSXMK, BATRK and FWONK, has sole voting power, shared voting power, sole investment discretion, and shared investment discretion as follows:

Title of Series	Sole Voting Power	Shared Voting Power	Sole Investment Discretion	Shared Investment Discretion
LSXMA	610,328	—	610,328	—
LSXMK	1,044,474	—	1,044,474	—
BATRK	350,999	—	350,999	—
FWONK	421,442	—	421,442	—

(10)
Based on Schedule 13G, filed February 11, 2022, by The Baupost Group, L.L.C. (Baupost), Baupost Group GP, L.L.C. (Baupost GP) and Seth A. Klarman, which states that each of Baupost, Baupost GP and Mr. Klarman has shared voting power and shared dispositive power over 4,975,000 LSXMA shares.

(11)
Based on Form 13F, filed February 11, 2022, by Baupost, which reports that Baupost has sole investment discretion over 10,509,867 LSXMK shares and sole voting power over 10,509,867 LSXMK shares.

86 / 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LSXMA, LSXMB, LSXMK, BATRA, BATRB, BATRK, FWONA, FWONB and FWONK), (2) the common stock, par value $0.001 per share (SIRI), of Sirius XM Holdings Inc. (Sirius XM), in which we hold a controlling interest and (3) the Series A common stock, par value, $0.0001 per share (LMACA), of Liberty Media Acquisition Corporation (LMAC), in which we hold founders shares representing 20% of LMAC’s issued and outstanding capital stock and which have governance rights allowing us to control LMAC’s affairs, policies and operations through its initial business combination. The security ownership information with respect to our common stock is given as of February 28, 2022 and, in the case of percentage ownership information, is based upon (1) 100,093,809 LSXMA shares, (2) 9,802,232 LSXMB shares, (3) 221,629,567 LSXMK shares, (4) 10,313,703 BATRA shares, (5) 981,494 BATRB shares, (6) 41,494,540 BATRK shares, (7) 23,973,053 FWONA shares, (8) 2,445,666 FWONB shares and (9) 205,408,265 FWONK shares, in each case, outstanding on that date. The security ownership information with respect to SIRI is given as of February 28, 2022 and, in the case of percentage ownership information, is based on 3,947,927,403 SIRI shares outstanding on January 28, 2022. The security ownership information with respect to LMACA is given as of February 28, 2022, and, in the case of percentage ownership information, is based on 57,500,000 LMACA shares outstanding on February 28, 2022. The percentage voting power with respect to our company is presented in the table below on an aggregate basis for all LSXMA, LSXMB, BATRA, BATRB, FWONA and FWONB shares. The percentage voting power with respect to LMAC refers to the power to approve LMAC’s initial business combination or on any other matter submitted to a vote of LMAC’s stockholders prior to its initial business combination and is based on 57,500,000 LMACA shares and 14,375,000 shares of LMAC’s Series F common stock, par value $0.0001 per share, outstanding on February 28, 2022. Prior to the completion of LMAC’s initial business combination, holders of LMACA shares do not have the right to elect LMAC directors.
Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2022 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LSXMB, BATRB or FWONB, though convertible on a one-for-one basis into shares of LSXMA, BATRA or FWONA, respectively, are reported as beneficial ownership of LSXMB, BATRB or FWONB only, and not as beneficial ownership of LSXMA, BATRA or FWONA, respectively. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
The number of shares indicated as owned by the persons in the table includes interests in shares held by the Liberty Media 401(k) Savings Plan as of February 28, 2022. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.
LIBERTY MEDIA CORPORATION / 87

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board and Director	LSXMA	1,115(1)(2)	1.1	48.4
	LSXMB	9,455(1)(4)(5)(6)	96.5
	LSXMK	16,066(1)(2)(3)(4)(5)(6)	7.2
	BATRA	114(1)(2)	1.1
	BATRB	946(1)(4)(5)(6)	96.3
	BATRK	2,834(1)(5)(6)	6.8
	FWONA	269(1)(2)	1.1
	FWONB	2,364(1)(4)(5)(6)	96.7
	FWONK	4,190(1)(3)(5)(6)	2.0
	SIRI	267	*	*
	LMACA	—	—	—
Gregory B. Maffei President, Chief Executive Officer and Director	LSXMA	1,813(9)(10)(11)	1.8	1.1
	LSXMB	37	*
	LSXMK	8,995(7)(8)(9)(10)(11)	4.0
	BATRA	181(9)(10)	1.8
	BATRB	4	*
	BATRK	1,480(7)(8)(9)(10)	3.5
	FWONA	387(10)	1.6
	FWONB	9	*
	FWONK	1,944(7)(8)(9)(10)	*
	SIRI	883(12)	*	*
	LMACA	740	1.3	1.0
Robert R. Bennett Director	LSXMA	761(13)(14)	*	*
	LSXMB	—	—
	LSXMK	1,576(13)(14)	*
	BATRA	76(13)(14)	*
	BATRB	—	—
	BATRK	269(13)(14)	*
	FWONA	190(13)(14)	*
	FWONB	—	—
	FWONK	387(13)(14)(15)	*
	SIRI	—	—	—
	LMACA	100	*	*
Derek Chang Director	LSXMA	—	—	—
	LSXMB	—	—
	LSXMK	3(8)	*
	BATRA	—	—
	BATRB	—	—
	BATRK	**(8)	*
	FWONA	—	—
	FWONB	—	—
	FWONK	2(8)	*
	SIRI	—	—	—
	LMACA	—	—	—
88 / 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Brian M. Deevy Director	LSXMA	10(16)	*	*
	LSXMB	—	—
	LSXMK	30(8)(16)	*
	BATRA	1(16)	*
	BATRB	—	—
	BATRK	4(8)(16)	*
	FWONA	3(16)	*
	FWONB	—	—
	FWONK	14(8)(16)	*
	SIRI	—	—	—
	LMACA	25	*	*
M. Ian G. Gilchrist Director	LSXMA	**	*	*
	LSXMB	—	—
	LSXMK	31(8)	*
	BATRA	**	*
	BATRB	—	—
	BATRK	5(8)	*
	FWONA	**	*
	FWONB	—	—
	FWONK	17(8)	*
	SIRI	—	—	—
	LMACA	1	*	*
Evan D. Malone Director	LSXMA	11	*	*
	LSXMB	—	—
	LSXMK	76(8)	*
	BATRA	1	*
	BATRB	—	—
	BATRK	10(8)	*
	FWONA	3	*
	FWONB	—	—
	FWONK	27(8)	*
	SIRI	437(12)	*	*
	LMACA	—	—	—
Larry E. Romrell Director	LSXMA	20	*	*
	LSXMB	**	*
	LSXMK	81(8)	*
	BATRA	2	*
	BATRB	**	*
	BATRK	10(8)	*
	FWONA	5	*
	FWONB	**	*
	FWONK	31(8)	*
	SIRI	—	—	—
	LMACA	—	—	—
LIBERTY MEDIA CORPORATION / 89

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Andrea L. Wong Director	LSXMA	4	*	*
	LSXMB	—	—
	LSXMK	51(8)	*
	BATRA	—	—
	BATRB	—	—
	BATRK	4(8)	*
	FWONA	**	*
	FWONB	—	—
	FWONK	15(8)	*
	SIRI	—	—	—
	LMACA	35	*	*
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	LSXMA	18	*	*
	LSXMB	—	—
	LSXMK	85(8)	*
	BATRA	—	—
	BATRB	—	—
	BATRK	27(8)	*
	FWONA	7	*
	FWONB	—	—
	FWONK	22(8)	*
	SIRI	—	—	—
	LMACA	18	*	*
Albert E. Rosenthaler Chief Corporate Development Officer	LSXMA	67	*	*
	LSXMB	—	—
	LSXMK	414(7)(8)	*
	BATRA	7	*
	BATRB	—	—
	BATRK	56(7)(8)	*
	FWONA	17	*
	FWONB	—	—
	FWONK	122(7)(8)	*
	SIRI	—	—	—
	LMACA	100	*	*
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LSXMA	—	—	—
	LSXMB	—	—
	LSXMK	7	*
	BATRA	—	—
	BATRB	—	—
	BATRK	2	*
	FWONA	—	—
	FWONB	—	—
	FWONK	5	*
	SIRI	—	—	—
	LMACA	8	*	*
90 / 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
All directors and executive officers as a group (12 persons)	LSXMA	3,819(1)(2)(9)(10)(11)(13)(15)(16)	3.8	50.0
	LSXMB	9,492(1)(4)(5)(6)	96.8
	LSXMK	27,414(1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(13)(14)(16)	12.1
	BATRA	382(1)(2)(9)(10)(13)(14)(16)	3.7
	BATRB	949(1)(4)(5)(6)	96.7
	BATRK	4,702(1)(5)(6)(7)(8)(9)(10)(13)(14)(16)	11.2
	FWONA	881(1)(2)(10)(13)(14)(16)	3.7
	FWONB	2,373(1)(4)(5)(6)	97.0
	FWONK	6,775(1)(3)(5)(6)(7)(8)(9)(10)(13)(14)(15)(16)	3.3
	SIRI	1,587(12)	*	*
	LMACA	1,026	1.8	1.4

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 101,778 LSXMA shares, 230,564 LSXMB shares, 860,750 LSXMK shares, 10,177 BATRA shares, 23,056 BATRB shares, 113,329 BATRK shares, 25,444 FWONA shares, 57,641 FWONB shares and 166,171 FWONK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone, are trustees. Mrs. Malone has the right to revoke such trust at any time.

(2)
Includes (i) 250,000 LSXMA shares, 23,475 LSXMK shares, 25,000 BATRA shares and 62,500 FWONA shares held by The Malone Family Land Preservation Foundation and (ii) 150,743 LSXMA shares, 17,804 BATRA shares and 27,460 FWONA shares held by The Malone Family Foundation, as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
Includes 1,000,000 LSXMK shares and 1,000,000 FWONK shares pledged to a financial institution.

(4)
Includes 108,687 LSXMB shares, 10,206 LSXMK shares, 10,868 BATRB shares, and 27,171 FWONB shares held by two trusts which are managed by an independent trustee, of which the beneficiaries are Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trusts and has disclaimed beneficial ownership of the shares held by the trusts.

(5)
Includes 490,597 LSXMB shares, 1,689,230 LSXMK shares, 49,059 BATRB shares, 137,293 BATRK shares, 122,649 FWONB shares and 68,798 FWONK shares held by three trusts with respect to which Mr. Malone is the sole trustee and, with his wife, retains a unitrust interest in the trusts.

(6)
The Exchange Agreement (defined and described below) contains certain provisions relating to the transfer and, in certain circumstances the voting of the shares of LSXMB, LSXMK, BATRB, BATRK, FWONB and FWONK beneficially owned by Mr. Malone.

(7)
Includes shares held in the Liberty Media 401(k) Savings Plan as follows:

	LSXMK	BATRK	FWONK
Gregory B. Maffei	39,472	3,866	9,649
Albert E. Rosenthaler	7,390	729	1,793
Total	46,862	4,595	11,442

(8)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2022.

	LSXMK	BATRK	FWONK
Gregory B. Maffei	3,822,921	452,433	1,067,227
Derek Chang	2,096	325	1,229
Brian M. Deevy	20,024	2,723	10,728
M. Ian G. Gilchrist	27,955	4,101	15,163
Evan D. Malone	46,972	6,196	20,771
Larry E. Romrell	46,972	6,196	20,771
Andrea L. Wong	34,972	3,229	8,548
Albert E. Rosenthaler	233,158	24,295	67,465
Brian J. Wendling	39,838	12,766	10,267
Total	4,274,908	512,264	1,222,169
LIBERTY MEDIA CORPORATION / 91

Security Ownership of Certain Beneficial Owners and Management
(9)
Includes 305,768 LSXMA shares, 658,282 LSXMK shares, 30,576 BATRA shares, 29,043 BATRK shares, and 28,217 FWONK shares held by The Maffei Foundation, as to which shares Mr. Maffei has disclaimed beneficial ownership.

(10)
Includes 422,020 LSXMA shares, 1,489,367 LSXMK shares, 119,007 BATRA shares, 492,012 BATRK shares, 170,247 FWONA shares and 602,728 FWONK shares pledged to a financial institution.

(11)
Includes 575,769 LSXMA shares and 388,030 LSXMK shares held by a grantor retained annuity trust. Mr. Maffei is the sole trustee of the grantor retained annuity trust, for the benefit of himself, his spouse and his children.

(12)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2022.

SIRI
Gregory B. Maffei	404,388
Evan D. Malone	327,593
Total	731,981

(13)
Includes 441 LSXMA shares, 882 LSXMK shares, 44 BATRA shares, 88 BATRK shares, 110 FWONA shares and 220 FWONK shares held in a revocable trust with respect to which Mr. Bennett and Mr. Bennett’s wife, Mrs. Deborah Bennett, are trustees. Mrs. Bennett has the right to revoke such trust at any time.

(14)
Includes 21,585 LSXMA shares, 43,170 LSXMK shares, 2,158 BATRA shares, 7,568 BATRK shares and 5,396 FWONA shares owned by Hilltop Investments, LLC, and 735,491 LSXMA shares, 1,525,435 LSXMK shares, 73,549 BATRA shares, 260,012 BATRK shares, 183,872 FWONA shares and 384,960 FWONK shares held by Hilltop Investments III, LLC, both of which are jointly owned by Mr. Bennett and his wife, Mrs. Deborah Bennett.

(15)
Includes 381,616 FWONK shares pledged to an unaffiliated third party buyer in connection with a variable prepaid forward contract.

(16)
Includes 247 LSXMA shares, 564 LSXMK shares, 24 BATRA shares, 87 BATRK shares, 61 FWONA shares and 123 FWONK shares held by the WJD Foundation, over which Mr. Deevy has sole voting power.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met, with the exception of one Form 4 reporting one transaction by Mario J. Gabelli that was filed on an untimely basis.
92 / 2022 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
EXCHANGE AGREEMENT WITH JOHN C. MALONE
On July 28, 2021, we entered into an Exchange Agreement (as defined below) with our Chairman of the Board, John C. Malone, whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in our company would not exceed 49% (the Target Voting Power) plus 0.5% (under certain circumstances). We have an ongoing stock repurchase program which permits us to purchase shares of Series A or Series C of any of our Liberty SiriusXM Group common stock, Braves Group common stock and Formula One Group common stock. In light of Mr. Malone’s current ownership interests in our company, absent the Exchange Agreement, continued repurchases of our company’s Series A shares pursuant to this program would be expected to have the effect of increasing Mr. Malone’s aggregate voting power in our company to greater than 50%. We and our board of directors believe it is in the best interests of our company and its stockholders to not have a single stockholder control greater than 50% of our aggregate voting power and to maintain flexibility with respect to future share repurchases and other transactions that may have an accretive voting power effect.
A special committee of independent and disinterested directors was formed by our board of directors to consider a potential exchange arrangement between us and Mr. Malone and engaged independent legal counsel and financial advisors to assist it. The special committee recommended to our board of directors the approval of an exchange agreement, among us, Mr. Malone and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the JM Trust) (the Exchange Agreement). Our board of directors, upon the unanimous recommendation of the members of the special committee, approved the Exchange Agreement.
The Exchange Agreement provides for exchanges by our company and Mr. Malone or the JM Trust of shares of LSXMB, BATRB, or FWONB for shares of LSXMK, BATRK, or FWONK, respectively, in connection with certain events, as described below.
Accretive Event Exchange. In connection with any event that would result in a reduction in the outstanding votes of any of our tracking stock groups (each, a Group) or an increase of Mr. Malone’s beneficially-owned voting power in any Group (other than a Voting Power Exchange (as defined below)) (an Accretive Event), in each case, such that Mr. Malone’s voting power with respect to such Group would exceed the Target Voting Power plus 0.5%, Mr. Malone or the JM Trust will be required to exchange with our company shares of Series B common stock of such Group (Exchanged Group Series B Shares) for an equal number of shares of Series C common stock of the same Group so as to maintain Mr. Malone’s voting power with respect to such Group as close as possible to, without exceeding, the Target Voting Power, on the terms and subject to the conditions of the Exchange Agreement. For example, repurchases by us of shares of our capital stock, conversions of Series B shares of a Group into Series A shares of such Group, as well as purchases by Mr. Malone of our capital stock, in each case, having the effect on Mr. Malone’s voting power described above would be Accretive Events.
Dilutive Event Exchange. From and after the occurrence of any Accretive Event, in connection with any event that would result in an increase in the outstanding votes of any Group or a decrease of Mr. Malone’s beneficially-owned voting power in any Group (a Dilutive Event), in each case, such that Mr. Malone’s voting power with respect to such Group falls below the Target Voting Power less 0.5%, Mr. Malone and the JM Trust may exchange with our company shares of Series C common stock of a Group for an equal number of shares of Series B common stock of the same Group equal to the lesser of (i) the number of shares of Series B common stock of the same Group which would maintain Mr. Malone’s voting power with respect to such Group as close as possible to, without exceeding, the Target Voting Power and (ii) the
LIBERTY MEDIA CORPORATION / 93

Certain Relationships and Related Party Transactions
number of Exchanged Group Series B Shares at such time, on the terms and subject to the conditions of the Exchange Agreement. For example, exercises of stock options for, conversions of convertible securities into or issuances of new shares of our voting stock having the effect on Mr. Malone’s voting power described above would be Dilutive Events.
Voting Power Exchange. On a quarterly basis or in connection with any annual or special meeting of our stockholders, if Mr. Malone’s aggregate voting power in our company is less than the Target Voting Power and would continue to be less than the Target Voting Power upon completion of a Voting Power Exchange, upon request by Mr. Malone or the JM Trust, we will be required to exchange with Mr. Malone and the JM Trust shares of Series B common stock of any Group on a one-for-one basis for shares of Series C common stock of the same Group (each such exchange, a Voting Power Exchange). The maximum number of shares that may be delivered to Mr. Malone or the JM Trust in any Voting Power Exchange is equal to the number of Exchanged Group Series B Shares at such time that may be delivered without resulting in Mr. Malone’s aggregate voting power in our company exceeding the Target Voting Power. If any Voting Power Exchange would result in Mr. Malone’s voting power with respect to any Group exceeding the Target Voting Power, on any matter submitted by our company to the stockholders of that Group, voting together as a separate class, for approval, Mr. Malone and the JM Trust will vote, or cause to be voted, the portion of their voting power of such Group that exceeds the Target Voting Power in the same manner and in the same proportion as voted by the holders of voting securities of that Group other than Mr. Malone and his controlled affiliates.
Fundamental Event Exchange. If we propose to consummate any combination, consolidation, merger, exchange offer, split-off, spin-off, rights offering or dividend, in each case, as a result of which holders of Series B common stock of one or more Groups are entitled to receive securities of our company, securities of another person, property or cash, or a combination thereof (a Fundamental Event) then, unless the consideration to be received by holders of Series B common stock and Series C common stock of such Group is identical, either (x) we will provide for Mr. Malone or the JM Trust to receive, in respect of each Group, as applicable, the same per share amount and form of consideration to be received by holders of Series B common stock of such Group in connection with such event for each Exchanged Group Series C Share (defined below) of the same Group or (y) immediately prior to the consummation of the Fundamental Event, we will deliver to Mr. Malone and the JM Trust all Exchanged Group Series B Shares in exchange for all Exchanged Group Series C Shares. Exchanged Group Series C Shares means the number of shares of Series C common stock of any Group then beneficially owned by Mr. Malone equal to the number of Exchanged Group Series B Shares of the same Group. In connection with certain Fundamental Events where Mr. Malone would beneficially own 40% or more of the aggregate voting power of the surviving or resulting company and serve as an officer or director, such company and Mr. Malone will negotiate an agreement to replicate the benefits and obligations of the Exchange Agreement.
Restriction on Transfer. Mr. Malone may transfer his rights to the Exchanged Group Series B Shares only in limited circumstances and only to certain related permitted transferees who sign an agreement replicating the benefits and obligations of the Exchange Agreement.
Termination. The Exchange Agreement will terminate with respect to any particular Group upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees covering all shares of Series B common stock of such Group then beneficially owned by Mr. Malone and all Exchanged Group Series B Shares of such Group or (iii) Mr. Malone’s voting power in such Group falling below 20%. In addition, the Exchange Agreement will terminate in its entirety, upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees covering all shares of our company’s Series B common stock then beneficially owned by Mr. Malone and all Exchanged Group Series B Shares or (iii) Mr. Malone’s aggregate voting power in our company falling below 20%.
Expenses. Under the Exchange Agreement, we have agreed to pay (or reimburse) Mr. Malone for all reasonable out-of-pocket costs and expenses incurred by Mr. Malone in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by the Exchange Agreement.
As of the date of this proxy statement, there have been no exchanges of our company’s shares pursuant to the Exchange Agreement.
The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the Exchange Agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on July 30, 2021.
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
ANNEX A: Liberty Media Corporation 2022
Omnibus Incentive Plan

ARTICLE I
Purpose of Plan; Effective Date
1.1   Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible officers and employees of the Company and its Subsidiaries and (ii) nonemployee directors and independent contractors providing services to the Company and its Subsidiaries may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing nonemployee directors or independent contractors to agree to provide services to the Company and its Subsidiaries.
1.2   Effective Date. The Plan shall be effective as of May 24, 2022 (the “Effective Date”).
ARTICLE II
Definitions
2.1   Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):
“Account” has the meaning ascribed thereto in Section 8.2.
“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.
“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.
“Approved Transaction” means (i) the consummation of any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (A) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (B) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, or (C) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve the adoption of any plan or proposal for the liquidation or dissolution of the Company.
“Award” means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.
“Board” means the Board of Directors of the Company.
“Board Change” means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the
LIBERTY MEDIA CORPORATION / A-1

ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
“Cash Award” means an Award made pursuant to Section 9.1 of the Plan.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.
“Committee” means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.
“Common Stock” means each or any (as the context may require) series of the Company’s common stock.
“Company” means Liberty Media Corporation, a Delaware corporation.
“Control Purchase” means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, “Exempt Person” means each of (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term “family member” means the spouse, siblings and lineal descendants of such Person.
“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.
“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.
“Fair Market Value” of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., or (ii) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Shares or Restricted Stock Units and the related purpose of valuing shares withheld from such Awards to satisfy tax withholding obligations, the closing price for a share of such series of Common Stock on the trading day next preceding the day that such Award vests as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., or (iii) for all other purposes under
A-2 / 2022 PROXY STATEMENT

ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
the Plan, the closing price of a share of such series of Common Stock on such day (or if such day is not a trading day, on the next preceding trading day) all as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, or if there is insufficient trading volume in the applicable series of Common Stock on such trading day, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.
“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.
“Holder” means a Person who has received an Award under the Plan.
“Nonemployee Director” means an individual who is a member of the Board and who is neither an officer nor an employee of the Company or any Subsidiary.
“Option” means a stock option granted under Article VI.
“Performance Award” means an Award which may be earned in whole or in part upon attainment of performance measures as the Committee may determine and which will be settled for cash, shares or other securities or a combination of the foregoing under Article IX.
“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.
“Plan” means this Liberty Media Corporation 2022 Omnibus Incentive Plan.
“Prior Plan” means the Liberty Media Corporation 2017 Omnibus Incentive Plan.
“Restricted Shares” means shares of any series of Common Stock awarded pursuant to Section 8.1.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or, in the discretion of the Company, the equivalent value in cash, which right may be subject to a Restriction Period or forfeiture provisions.
“Restriction Period” means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.
“Retained Distribution” has the meaning ascribed thereto in Section 8.3.
“SARs” means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.
“Section 409A” has the meaning ascribed thereto in Section 10.17.
“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
“Tandem SARs” has the meaning ascribed thereto in Section 7.1.
“Vesting Date,” with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part. The Vesting Date for a particular Award will be established by the Committee and, for the avoidance of doubt, may be contemporaneous with the date of grant.
LIBERTY MEDIA CORPORATION / A-3

ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
ARTICLE III
Administration
3.1   Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.
3.2   Powers. The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, officers, independent contractors and Nonemployee Directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.
3.3   Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.
3.4   Awards to Nonemployee Directors. The Board shall have the same powers as the Committee with respect to awards to Nonemployee Directors and may exercise such powers in lieu of action by the Committee.
ARTICLE IV
Shares Subject to the Plan
4.1   Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 20,000,000 shares, plus the shares remaining available for awards under the Prior Plan as of the Effective Date. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan or the Prior Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan or the Prior Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units under the Plan or the Prior Plan that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price. No Nonemployee Director may be granted during any calendar year Awards having a value determined on the date of grant that would be in excess of $1 million.
4.2   Adjustments.
(a)   If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.
(b)   Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable. For the avoidance of doubt, if the purchase price of the Options or base price of the SARs, as applicable, is greater than such Fair Market Value, the Options or SARs may be canceled for no consideration pursuant to this section.
(c)   No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable.
ARTICLE V
Eligibility
5.1   General. The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such Persons who are employees (including officers) of, or Nonemployee Directors or independent contractors providing services to, the Company or its Subsidiaries as the Committee shall select. Awards may be made to employees, Nonemployee Directors or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.
ARTICLE VI
Stock Options
6.1   Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.
6.2   Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.
6.3   Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years. However, if the term of an Option expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Option shall expire on the 30th day after the expiration of such prohibition.
6.4   Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides,
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).
6.5   Manner of Exercise.
(a)   Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.
(b)   Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.
(c)   Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.
ARTICLE VII
SARs
7.1   Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible Person (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.
7.2   Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.
7.3   Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years. However, if the term of a Free Standing SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Free Standing SAR shall expire on the 30th day after the expiration of such prohibition.
7.4   Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.
7.5   Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.
7.6   Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).
ARTICLE VIII
Restricted Shares and Restricted Stock Units
8.1   Grant of Restricted Shares. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.
8.2   Issuance of Restricted Shares. An Award of Restricted Shares shall be registered in a book entry account (the “Account”) in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any statement of ownership representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement.
8.3   Restrictions with Respect to Restricted Shares. During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder’s interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.
8.4   Grant of Restricted Stock Units. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.
8.5   Restrictions with Respect to Restricted Stock Units. Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.
8.6   Issuance of Restricted Stock Units. Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.
8.7   Cash Payments. In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.
8.8   Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms, and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions, and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A.
ARTICLE IX
Cash Awards and Performance Awards
9.1   Cash Awards. In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.
9.2   Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares, Restricted Stock Units or Cash Awards as a Performance Award.
9.3   Performance Measures. The Committee may establish performance measures for purposes of grants of Performance Awards. Subject to the terms of this Plan, each of these measures shall be defined by the Committee on a consolidated, group or division basis, on an absolute or relative basis or in comparison to one or more peer group companies or indices. The amount of cash or shares payable or vested pursuant to Performance Awards may be adjusted upward or downward, either on a formula or discretionary basis or any combination, as the Committee determines. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards made pursuant to the Plan shall be determined by the Committee.
ARTICLE X
General Provisions
10.1   Acceleration of Awards.
(a)   Death or Disability. If a Holder’s employment or service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.
(b)   Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.
10.2   Termination of Employment or Service.
(a)   General. If a Holder’s employment or service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder’s rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder’s employment or service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder’s employment or service for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder’s employment or service for any reason, other than for cause, shall be prescribed in the applicable Agreement. For the avoidance of doubt, in the discretion of the Committee, an Award may provide that a Holder’s service shall be deemed to have continued for purposes of the Award while a Holder provides services to the Company, any Subsidiary, or any former affiliate of the Company or any Subsidiary.
(b)   Termination for Cause. If a Holder’s employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for “cause” during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, “cause” shall have the meaning ascribed thereto in any employment or consulting agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder’s duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for “cause” shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder’s rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately.
(c)   Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment or service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment or service so long as the Holder continues to be a Nonemployee Director or an employee or independent contractor of the Company or its Subsidiaries.
10.3   Right of Company to Terminate Employment or Service. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or
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ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
without cause, subject, however, to the provisions of any employment or consulting agreement between the Holder and the Company or any Subsidiary of the Company, or in the case of a director, to the charter and bylaws, as the same may be in effect from time to time.
10.4   Nonalienation of Benefits. Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.
10.5   Written Agreement. Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).
10.6   Nontransferability. Unless otherwise determined by the Committee and expressly provided for in an Agreement, Awards are not transferable (either voluntarily or involuntarily), before or after a Holder’s death, except as follows: (a) during the Holder’s lifetime, pursuant to a Domestic Relations Order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of the Plan or any applicable Agreement, and in a form acceptable to the Committee; or (b) after the Holder’s death, by will or pursuant to the applicable laws of descent and distribution, as may be the case. Any person to whom Awards are transferred in accordance with the provisions of the preceding sentence shall take such Awards subject to all of the terms and conditions of the Plan and any applicable Agreement.
10.7   Termination and Amendment.
(a)   General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.
(b)   Modification. No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.
10.8   Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.
LIBERTY MEDIA CORPORATION / A-11

ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
10.9   Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the attainment of performance measures applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. For the avoidance of doubt, the Committee may, in its discretion, allow for tax withholding in respect of any Award up to the maximum withholding rate applicable to the Holder. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.
10.10   Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
10.11   Exclusion from Other Plans. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company.
10.12   Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Holder, former service provider or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
10.13   Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.
10.14   Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.
10.15   Legends. Any statement of ownership evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.
10.16   Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.
A-12 / 2022 PROXY STATEMENT

ANNEX A: Liberty Media Corporation 2022 Omnibus Incentive Plan
10.17   Section 409A. The Plan and the Awards made hereunder are intended to be (i) “stock rights” exempt from Section 409A of the Code (“Section 409A”) pursuant to Treasury Regulations § 1.409A-1(b)(5), (ii) “short-term deferrals” exempt from Section 409A or (iii) payments which are deferred compensation and paid in compliance with Section 409A, and the Plan and each Agreement shall be interpreted and administered accordingly. Any adjustments of Awards intended to be “stock rights” exempt from Section 409A pursuant to Treasury Regulations § 1.409A-1(b)(5) shall be conducted in a manner so as not to constitute a grant of a new stock right or a change in the time and form of payment pursuant to Treasury Regulations §1.409A-1(b)(5)(v). In the event an Award is not exempt from Section 409A, (x) payment pursuant to the relevant Agreement shall be made only on a permissible payment event or at a specified time in compliance with Section 409A, (y) no accelerated payment shall be made pursuant to Section 10.1(b) unless the Board Change, Approved Transaction or Control Purchase constitutes a “change in control event” under Treasury Regulations §1.409A-3(i)(5) or otherwise constitutes a permissible payment event under Section 409A and (z) no amendment or modification of such Award may be made except in compliance with the anti-deferral and anti-acceleration provisions of Section 409A. No deferrals of compensation otherwise payable under the Plan or any Award shall be allowed, whether at the discretion of the Company or the Holder, except in a manner consistent with the requirements of Section 409A. If a Holder is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which such Holder has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Holder’s separation from service, (2) the date of the Holder’s death, or (3) such earlier date as complies with the requirements of Code Section 409A. Notwithstanding the foregoing, the Company makes no representations that the Plan or any Award shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to the Award or the Plan. Unless otherwise provided in a separate agreement with the Holder, if any Award fails to meet the requirements of Section 409A, neither the Company nor any of its Affiliates shall have any liability for any tax, penalty or interest imposed on any Holder under Section 409A, and the Holder shall have no recourse against the Company or any of its Affiliate for payment of any such tax, penalty or interest imposed by Section 409A.
10.18   Administrative Blackouts. In addition to its other powers hereunder, the Committee has the authority to suspend (i) the exercise of Options or SARs and (ii) any other transactions under the Plan as it deems necessary or appropriate for administrative reasons.
10.19   Clawback Policy. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company, and as may be required by any applicable law, government regulation or stock exchange listing requirement.
10.20   Stock Ownership Guidelines. Any Award shall be subject to any applicable stock ownership guidelines adopted by the Company, as amended or superseded from time to time.
10.21   Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.
LIBERTY MEDIA CORPORATION / A-13

SCAN TOVIEW MATERIALS & VOTEBROADRIDGE CORPORATE ISSUER SOLUTIONSC/O LIBERTY MEDIA CORPORATIONP.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting — Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on June 13, 2022 for shares held directly. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting — Go to www.virtualshareholdermeeting.com/LMC2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE — 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on June 13, 2022 for shares held directly. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.D76637-P72468For AllWithhold AllFor All ExceptLIBERTY MEDIA CORPORATIONTo withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.The Board of Directors recommends a vote FOR all nominees listed in Proposal 1.1. Election of DirectorsNominees:01) John C. Malone02) Robert R. Bennett03) M. Ian G. GilchristForAgainstAbstainThe Board of Directors recommends a vote FOR Proposals 2 and 3.2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2022.3. The incentive plan proposal, to adopt the Liberty Media Corporation 2022 Omnibus Incentive Plan.NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.D76638-P72468LIBERTY MEDIA CORPORATIONAnnual Meeting of StockholdersJune 14, 2022, 8:00 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A Liberty SiriusXM common stock, Series B Liberty SiriusXM common stock, Series A Liberty Bravescommon stock, Series B Liberty Braves common stock, Series A Liberty Formula One common stock and/or Series B Liberty Formula One common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:00 a.m., Mountain time, on June 14, 2022, via a live webcast accessible at www.virtualshareholdermeeting.com/LMC2022, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote Counts! LIBERTY MEDIA CORPORATION 2022 Annual Meeting Vote by June 13, 2022 11:59 p.m. New York City time BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY MEDIA CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 D76656-P72468 You invested in LIBERTY MEDIA CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2022. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 14, 2022 vote without entering a 8:00 a.m., Mountain time control number Virtually at: www.virtualshareholdermeeting.com/LMC2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: For 01) John C. Malone 02) Robert R. Bennett 03) M. Ian G. Gilchrist 2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year For ending December 31, 2022. 3. The incentive plan proposal, to adopt the Liberty Media Corporation 2022 Omnibus Incentive Plan. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. D76657-P72468